                                                                   EXHIBIT 10.36
                                                                  EXECUTION COPY






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              AMENDED AND RESTATED SECURITIZATION ACCESS AGREEMENT

                        Amended as of February 21, 1997

                                  by and among


                              MCA FINANCIAL CORP.

                           MCA MORTGAGE CORPORATION,

                        MORTGAGE CORPORATION OF AMERICA,

                    ADVANTA MORTGAGE CONDUIT SERVICES, INC.



                                      and


                          ADVANTA MORTGAGE CORP. USA,





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                               TABLE OF CONTENTS


                                                                                                                             Page

Section 1.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

Section 2.       Interest Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

Section 3.       Purchases and Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

Section 4.       Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

Section 5.       Establishment of Advanta Trusts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

Section 6.       Defective Mortgage Files; Repurchase of Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . . . . .   15

Section 7.       Representations and Warranties Regarding the MCA Companies, the Buyer and the Master Servicer  . . . . . .   16

Section 8.       Representations and Warranties of the MCA Companies Regarding the Mortgage Loans . . . . . . . . . . . . .   20

Section 9.       Application of Residual Excess Servicing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

Section 10.      Distribution Date Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22

Section 11.      Merger or Consolidation of MCA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

Section 12.      Servicing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

Section 13.      Authorized Representatives . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26

Section 14.      Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26

Section 15.      Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27

Section 16.      Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

Section 17.      Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

Section 18.      Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

Section 19.      Severability of Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

Section 20.      No Agency; No Partnership or Joint Venture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

Section 21.      Arbitration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

Section 22.      Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

Section 23.      Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

Section 24.      Legal Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

Section 25.      Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29


Exhibits

Exhibit A -- Form of Conveyance Agreement

Exhibit B -- Contents of Mortgage File

Exhibit C -- Authorized Representatives

Exhibit D -- Applicable Guidelines

Exhibit E -- Representations and Warranties

Exhibit F -- Form of Opinion

Exhibit G -- Form of Synthetic Residual Certificate

Exhibit H -- Form of Multi-Party Security Agreement

Exhibit I -- Mutual Confidentiality Agreement

        THIS AMENDED AND RESTATED SECURITIZATION ACCESS AGREEMENT, dated as of February 21, 1997, among MCA Financial Corp., as seller (the "Seller"), MCA Mortgage Corporation and Mortgage Corporation of America, (each company, an "MCA Company" and collectively, the "MCA Companies"), Advanta Mortgage Conduit Services, Inc. ("Advanta Conduit"), Advanta Mortgage Corp. USA (the "Advanta Mortgage" and together with Advanta Conduit, the "Buyer"), and Advanta Mortgage Corp. USA, in its capacity as master servicer (Advanta Mortgage, in such capacity, the "Master Servicer"),


                        W I T N E S S E T H   T H A T :


        WHEREAS, the MCA Companies originate mortgage loans which the MCA Companies desire to include in securitization transactions sponsored by the Buyer;

        WHEREAS, the Buyer desires to include such mortgage loans in its securitization transactions; and

        WHEREAS, the MCA Companies and the Buyer desire that the Master Servicer service such mortgage loans.

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:


        Section 1. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accepted Servicing Practices: As defined in the Pooling and Servicing Agreement or similar agreement relating to an Advanta Trust.

        Accumulation Pool: As of any date, all Mortgage Loans previously sold by the Seller hereunder and which are held by the Conduit Acquisition Trust on such date. The Accumulation Pool may represent any number of Pools.

        Additional Initial Reserve Amount: With respect to any Securitized Loan Pool, any additional amount required to be added to the Reserve Amount in connection with the conveyance of such Securitized Loan Pool to the related Advanta Trust (including conveyances of any "pre-funded" Mortgage Loans). The parties acknowledge that their expectation is that the Additional Initial Reserve Amount will be zero.

        Additional Representations and Warranties: With respect to any Pool, the additional representations and warranties made by each MCA Company with respect thereto, as set forth in the related Conveyance Agreement.

        Advances: Any "Delinquency Advances" as may be required in connection with a Securitized Loan Pool, as defined in the "Pooling and Servicing" or similar agreement relating to the applicable Advanta Trust, and any Servicing Advances.

        Advanta Trust: Any trust which the Buyer may from time to time sponsor for the purpose of securitizing, among other things, all or a portion of the Mortgage Loans and selling the interests therein to investors.

        Aggregate Overadvance Amount: As of the closing date of any Advanta Securitization, the sum of all Overadvance Amounts previously paid to the Seller and not theretofore repaid, plus interest thereon (calculated from the date the related Overadvance Amount was paid) at Prime.

        Agreement: This Amended and Restated Securitization Access Agreement and all amendments hereof and supplements hereto.

        Applicable Guidelines: For purposes of this Agreement only (i.e., not necessarily for purposes of the Whole Loan Agreement) those underwriting guidelines set forth on Exhibit D hereto, as such Exhibit D may be revised from time to time by the Buyer and the Seller.

        Applicable Pool Balance: With respect to any Pool as of any Distribution Date, the aggregate Principal Balances of the Mortgage Loans in such Pool as of the opening of business on the first day of the prior calendar month.

        Applicable Rate: With respect to any Mortgage Loan included in the Accumulation Pool, Prime. With respect to any Mortgage Loan included in a Securitized Loan Pool, the "Pass-Through Rate(s)" for the related classes of securities for the related period; such "Pass-Through Rate(s)" may be either the actual rates or, in the case of a derivative, such derivative hedged rate(s).

        Appraised Value: The appraised value of any Mortgaged Property based upon the appraisal or other valuation made at the time of the origination of the related Mortgage Loan; or, in the case of a Mortgage Loan which is a purchase money mortgage; or in the case of a home which is purchased within the last twelve (12) months, the sale price of the Mortgaged Property at such time of origination, if such sale price is less than such appraised value.

        ARM Loan:  A Mortgage Loan which bears an adjustable rate of interest.

        Bond Pricing Discount: An estimated percentage of pricing discount on the publicly-offered securities to be issued by an Advanta Trust, as determined by the Underwriter(s) selected by the Buyer. The parties acknowledge that their expectation is that the Bond Pricing Discount will be zero, or as close to zero as reasonably practicable.

        Business Day: Any day other than (a) a Saturday or a Sunday, or (b) a day on which national banks in the states of California, or New York and Delaware are required or authorized by law, executive order or governmental decree to be closed.

        Buyer Information:  As defined in Section 5(d) hereof.

        Carry-Forward Amount: With respect to any Identified Securitized Loan Pool and any Distribution Date, the excess, if any, of (x) the amount described in clause (y) of the definition of "Deferred Premium Payment" for such Distribution Date over (y) the Residual Excess Servicing for such Identified Securitized Loan Pool for such Distribution Date.

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

        Closing Date: With respect to any Pool, the date established as the "Closing Date" in the related Conveyance Agreement.

        Combined Loan-to-Value Ratio: With respect to any First Mortgage Loan, the percentage equal to the Original Principal Amount of the related Note divided by the Appraised Value of the related Mortgaged Property and with respect to any Second Mortgage Loan, the percentage equal to (a) the sum (i) the remaining principal balance, as of origination of the Second Mortgage Loan, of the Senior Lien note(s) relating to such Second Mortgage Loan, and (ii) the Original Principal Amount of the Note relating to such Second Mortgage Loan, divided by (b) the Appraised Value.

        Compensating Interest: Amounts advanced by the Master Servicer as a result of a prepayment in full by a Mortgagor on a date other than the scheduled Due Date, and equal to the excess of (x) a full month's interest on the related Mortgage Loan calculated at the related Coupon Rate less the Servicing Fee Rate over (y) the interest actually paid by the related Mortgagor for the related monthly period. The Master Servicer shall fund Compensating Interest monthly, but not in excess, in the aggregate for any monthly period, of the aggregate Servicing Fee retained by the Master Servicer with respect to such monthly period.

        Conduit Acquisition Trust: The Conduit Acquisition Trust created pursuant to that certain Pooling and Servicing Agreement dated as of February 15, 1995 among the Buyer, the Master Servicer and the Trustee.

        Conveyance Agreement: With respect to the purchase of a Pool, the Conveyance Agreement in substantially the form of Exhibit A hereto executed with respect thereto (which term includes the related "Closing Statement and Funding Recap Summary").

        Credit Enhancer: Any financial guarantor or other financial institution which provides third-party credit enhancement with respect to an Advanta Trust.

        Cut-Off Date: With respect to any Pool, the date established as the "Cut-Off Date" in the related Conveyance Agreement.

        Cut-Off Date Principal Balance: As to any Mortgage Loan, its Principal Balance as of the opening of business on the related Cut-Off Date.

        Defective Mortgage Loan: Any Mortgage Loan which is required to be repurchased by the MCA Companies pursuant to Section 5(b), 5(c), 6(b) or 8(c) hereof.

        Deferred Premium Payment: With respect to any Identified Securitized Loan Pool and any Distribution Date, the excess, if any, of (x) 100% of the Residual Excess Servicing for such Distribution Date over (y) the sum of (i) the related Initial Premium Amortization Current Amount plus (ii) the related Initial Premium Fee plus (iii) the related Carry-Forward Amount, if any, for the immediately preceding Distribution Date.

        Delinquency Advances: For each remittance period for the related Securitization, an amount equal to the sum of the interest portions (net of the Servicing Fees) due, but not collected, with respect to delinquent Mortgage Loans, which the Master Servicer advances to the Trust. The Master Servicer is only required to make Delinquency Advances if the Master Servicer believes, in its good faith business judgment, that such amount will ultimately be recovered from the related Mortgage Loan.

        Distribution Date: With respect to the Accumulation Pool or any Securitized Loan Pool, the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following such 25th day, beginning in the month specified in the related Conveyance Agreement.

        Due Date: With respect to any Mortgage Loan the fixed date in each month on which the Mortgagor's Monthly Mortgage Payment is due.

   "Excess Servicing" means:

        (x) with respect to the Accumulation Pool, as of any Distribution Date, the sum of all interest due (minus the amount of any interest not required to be advanced by the Master Servicer as a non-recoverable "Delinquency Advance" or as "Compensating Interest" in excess of the Servicing
Fee) with respect to the Mortgage Loans in the Accumulation Pool during the prior calendar month (minus any portion of such interest previously received by the MCA Companies as part of the related Pool Purchase Price), less the sum of the following amounts, to be deducted in the following order of priority:

               (i) one-twelfth of the Servicing Fee Rate times the related Applicable Pool Balance;

              (ii) the interest, calculated at the Applicable Rate, which accrued on the Applicable Pool Balance which relates for the applicable preceding interest accrual period; and

               (iii)the amount of any Advances, including, but not limited to, any Nonrecoverable Advances, made or paid by the Master Servicer with respect to any Mortgage Loans included in the Accumulation Pool or such Securitized Loan Pool during the prior calendar month, less the amount of any Advances made or paid by the Master Servicer in prior monthly periods and recovered during the current monthly period; and

        (y) with respect to any Securitized Loan Pool, as of any Distribution Date, the sum of all interest due with respect to the Mortgage Loans in such Securitized Loan Pool (minus the amount of any interest not required to be advanced by the Master Servicer as a non-recoverable "Delinquency Advance" or as "Compensating Interest" in excess of the Servicing Fee), during the prior calendar month (minus any portion of such interest previously received by the MCA Companies as part of the related Pool Purchase Price), less the sum of the following amounts, to be deducted in the following order of priority:

               (i) one-twelfth of the applicable Monthly Fee rate times the Applicable Pool Balance of the Securitized Loan Pool;

              (ii) one-twelfth of the Servicing Fee Rate times the related Applicable Pool Balance;

             (iii) the sum of (x) the interest, calculated at the Applicable Rate for the related ARMs, which accrued on that portion of the Applicable Pool Balance which relates to ARMs, plus (y) the interest, calculated at the Applicable Rate for the related





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

                    Fixed Rate Loans, which accrued on that portion of the Applicable Pool Balance which relates to Fixed Rate Loans, in each case for the applicable preceding interest accrual period; and

               (iv) the amount of any Advances, including, but not limited to, any Nonrecoverable Advances, made or paid by the Master Servicer with respect to any Mortgage Loans included in the Accumulation Pool or such Securitized Loan Pool during the prior calendar month, less the amount of any Advances made or paid by the Master Servicer on prior monthly periods and recovered during the current monthly period; and

        FDIC: The Federal Deposit Insurance Corporation and its successors in interest.

        FEMA: The Federal Emergency Management Agency and its successors in interest.

        FHLMC: The Federal Home Loan Mortgage Corporation and its successors in interest.

        First Mortgage Loan: A Mortgage Loan which constitutes a first priority mortgage lien with respect to any Mortgaged Property.

        Fixed Rate Loan:  A Mortgage Loan which bears interest at a fixed rate.

        FNMA: The Federal National Mortgage Association and its successors in interest.

        Identified Securitized Loan Pool: Any Securitized Loan Pool sold by the Seller hereunder and held by a particular Advanta Trust which has been identified on the closing date of the related Securitization in the Buyer's Securitization Statement as participating in the Buyer's deferred premium program.

        Initial Premium Amortization Amount Schedule: With respect to any Identified Securitized Loan Pool, a schedule setting forth all Initial Premium Amortization Current Amounts for each Distribution Date.

        Initial Premium Amortization Current Amount: With respect to any Identified Securitized Loan Pool (i) for each Distribution Date occurring during the amortization period (which shall in no event be less than 36 months or greater than 48 months) set forth in the related Securitization Statement, the amount set forth with respect to such Distribution Date in the Initial Premium Amortization Amount Schedule attached to the related Securitization Statement and (ii) with respect to each Distribution Date thereafter, the related Unamortized Initial Premium Amount immediately prior to such Distribution Date.

        Initial Premium Fee: With respect to any Identified Securitized Loan Pool and any Distribution Date, the product of (i) one-twelfth of the sum of
(a) LIBOR plus (b) 2.00% and (ii) the related Unamortized Initial Premium Amount immediately prior to such Distribution Date.





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

        Initial Premium Payment: An amount paid to the Seller on the closing date of the related Advanta Securitization equal to the product of (i) the related Initial Premium Percentage and (ii) the Synthetic Residual Value.

        Initial Premium Percentage: With respect to each Identified Securitized Loan Pool, the percentage indicated as the Initial Premium Percentage in the related Securitization Statement, which percentage shall not be less than 50%.

        Initial Reserve Amount: With respect to any Pool, the initial amount of Reserves relating thereto, as set forth in the related Conveyance Agreement. The parties acknowledge that their expectation is that the Initial Reserve Amount will be zero, or as close to zero as reasonably practicable.

        Insurance Policy: Any hazard, flood, title or primary mortgage insurance policy relating to a Mortgage Loan.

        Insurance Proceeds: Proceeds paid by any insurer and received by the Master Servicer during the prior calendar month pursuant to any insurance policy covering a Mortgage Loan or the related Mortgaged Property, and the proceeds from any fidelity bond or errors and omission policy, net of any component thereof covering any expenses incurred by or on behalf of the Master Servicer.

        Issuance Costs: With respect to any Securitized Loan Pool, all costs incurred by the MCA Companies and by the Buyer in connection with the purchase and sale of a Pool, the establishment of the related Advanta Trust and the sale of mortgage-backed securities by such Advanta Trust, including, without limitation, legal, accounting, printing, initial Trustee's fee, Underwriter's discount, initial Credit Enhancer's fee, Rating Agency's fees and other customary costs of issuance.

        Second Mortgage Loan: Any Mortgage Loan secured by a Mortgage with a lien of other than first priority.

        Liquidated Mortgage Loan: As to any Distribution Date, any Mortgage Loan as to which the Master Servicer has determined, in accordance with its regular servicing practices during the prior calendar month, that all Liquidation Proceeds which it expects to recover from or on account of such Mortgage Loan have been recovered, which determination may include "charging off" such Mortgage Loan.

        Liquidation Expenses: Expenses which are incurred by the Master Servicer in connection with the liquidation or foreclosure of any Mortgage Loan and not recovered under any insurance policy or from any Mortgagor. Such expenses shall include, without limitation, legal fees and expenses, real estate brokerage commissions, any unreimbursed amount expended by the Master Servicer respecting the related Mortgage Loan (including, without limitation, amounts voluntarily advanced to correct defaults on each related Senior Lien) and any related and previously unreimbursed Advances.

        Liquidation Proceeds: Cash (other than Insurance Proceeds) received in connection with the liquidation of any Mortgaged Property, whether through trustee's sale, foreclosure sale or otherwise received in respect of any Mortgage Loan foreclosed upon (including, without limitation, proceeds from the rental of the related Mortgaged Property).

        Master Commitment: The Master Commitment dated as of November 1, 1996 between the Buyer and the MCA Companies hereto.





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


        Master Servicer:  Advanta Mortgage Corp. USA, a Delaware corporation.

        Monthly Fee:  As defined in Section 4(a) hereof.

        Monthly Mortgage Payment: With respect to any Mortgage Note, the amount of each fixed monthly payment (other than final balloon payments) payable under such Mortgage Note in accordance with its terms, net of any portion of such monthly payment that represents late payment charges, prepayment or extension fees or collections allocable to payments to be made by Mortgagors for payment of insurance premiums, real estate taxes or similar items.

        Mortgage: The mortgage, deed of trust or other instrument creating a first, second or third lien on an estate in fee simple interest in real property securing a Mortgage Loan.

        Mortgage File: With respect to any Mortgage Loan, the items set forth on Exhibit B hereto.

        Mortgage Loan: Each of the Mortgage Loans sold by the Seller hereunder.

        Mortgage Loan Rate: As to any Mortgage Loan, the per annum rate of interest applicable to the calculation of interest thereon.

        Mortgage Loan Schedule: With respect to any Pool, the schedule of Mortgage Loans delivered by the MCA Companies with respect thereto on the related Closing Date. Each such schedule shall be delivered in computer-readable form on diskette or magnetic tape and in physical form, as amended from time to time.

        Mortgage Note: The note or other instrument of indebtedness evidencing the indebtedness of a Mortgagor under the related Mortgage Loan.

        Mortgaged Property:  The underlying property securing a Mortgage Loan.

        Mortgagor:  The obligor under a Mortgage Note.

        Net Insurance Proceeds: Insurance Proceeds from any policy of insurance covering a Mortgage Loan which (a) are applied by the Master Servicer to reduce the Principal Balance of the related Mortgage Loan and (b) not applied to the restoration or repair of the related Mortgaged Property or released to the related Mortgagor in accordance with the Master Servicer's regular servicing procedures or the terms of the related Mortgage Loan.

        Net Liquidation Proceeds: As to any Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the Principal Balance thereof.

        Net Purchase Price: With respect to any Pool, the related Pool Purchase Price minus (i) the related Initial Reserve Amount, if any, (ii) the related Seller's Transaction Expenses and (iii) the related Placement Fee, all as set forth in the related Conveyance Agreement.





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

        Nonrecoverable Advances:   With respect to any Mortgage Loan, any
Delinquency Advance or any Servicing Advance previously made and not reimbursed which, in the good faith business judgment of the Master Servicer, would not be ultimately recoverable.

        Offering Document: A prospectus, placement memorandum or other document pursuant to which an Underwriter offers mortgage-backed securities issued by an Advanta Trust.

        Original Principal Amount: With respect to any Mortgage Note, the original principal amount due under such Mortgage Note as of its date of origination.

        Other Expenses: Any additional expenses incurred by the Buyer in connection with the inclusion of Mortgage Loans sold by the Seller in an Advanta Trust, including, but not limited to the costs of (i) data integrity review of loan files versus the servicing system, (ii) accountant's "comfort letter" with respect to any Seller Information and (iii) third-party due diligence expenses relating to on-site review of the MCA Companies or the Mortgage Loans, to the extent over and above the Buyer's normal expenses for such a review. The Other Expenses shall not exceed $25,000 per Securitized Loan Pool, and in no event will exceed $50,000 in any single twelve-month period.

        Overadvance Amount: With respect to any Pool Purchase Price, the excess, if any, of (i) the sum of (a) the amount described in clause (x) of the definition of "Pool Purchase Price" and (b) the amount described in clause (y) of the definition of "Pool Purchase Price" over (ii) the sum of (a) the amount described in clause (x)(i) of the definition of "Pool Purchase Price" and (b) the amount described in clause (y) of the definition of "Pool Purchase Price, calculated for this purpose only using par.

        Overadvance Percentage: The premium, if any, paid by the Buyer in connection with the purchase of any Pool, expressed as a percentage.

        Pair-Off Fee:  As defined in the Master Commitment.

        Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Placement Fee: With respect to each Mortgage Loan included in a Securitized Loan Pool and purchased by the Buyer hereunder, 0.45% times the Principal Balance of such Mortgage Loan.

        Pool: Any group of Mortgage Loans sold by the Seller hereunder and designated as a "pool" for purposes of this Agreement. For convenience, each Pool shall be designated by the year of its sale and lettered sequentially, e.g., 1996-A, 1996-B, etc.

        Pool Principal Balance: As of any date, the aggregate Principal Balances of all Mortgage Loans in the related Pool as of such date.

        Pool Purchase Price: With respect to any Pool, the sum of (x) the sum of (i) the aggregate Principal Balance of each Mortgage Loan in such Pool as of the opening of business on the related Cut-Off Date and (ii) the product of the Overadvance Percentage times the amount described in clause (i) of this definition and (y) for each Mortgage Loan, interest accrued on the amount described in clause (x) from and including the date to which interest was last paid by the Mortgagor (including any prepaid interest) to but excluding the Closing Date, calculated at the related Mortgage Loan Rate.


        Prime: The Prime Rate of interest charged from time to time by The Chase Manhattan Bank.

        Principal Balance: As to any Mortgage Loan and any date of determination, the Principal Balance thereof as of the related Cut-Off Date, less all amounts theretofore applied in reduction of such Principal Balance after the related Cut-Off Date; provided, however, that a Mortgage Loan that has become liquidated will be deemed to have a Principal Balance of zero.

        Principal Payment: As to any Mortgage Loan and calendar month, all amounts received or, deemed to have been received by the Master Servicer from or on behalf of the related Mortgagor during such calendar month (including Principal Prepayments) which, at the time of receipt or at the time deemed to have been received, were applied or were required to be applied by the Master Servicer in reduction of the Principal Balance of such Mortgage Loan.

        Principal Prepayment: As to any Mortgage Loan and calendar period, any Mortgagor payment or other recovery in respect of principal on a Mortgage Loan (including Net Liquidation Proceeds) which, in the case of a Mortgagor payment, is received in advance of its Due Date and is not accompanied by an amount as to interest representing scheduled interest for any month subsequent to the month of such payment or was accompanied by instructions from the related Mortgagor directing the Master Servicer to apply such payments to the Principal Balance of such Mortgage Loan.

        Qualified Mortgage: "Qualified Mortgage" shall have the meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended (or any successor statute thereto).

        Qualifying Loan: Mortgage Loans which (i) conform to Seller's Applicable Guidelines, and (ii) which conform to all Representations and Warranties, as defined in this Agreement and applicable to the related Mortgage Loans.

        Rating Agencies: Collectively, all nationally recognized statistical credit rating agencies providing a rating on any class of mortgage- backed securities issued by an Advanta Trust.

        Realized Loss: As to any Liquidated Mortgage Loan, the excess, if any, of (x) the Principal Balance thereof as of the date of liquidation, together with all unreimbursed Advances over (y) the related Net Liquidation Proceeds, if any.

        Related Conduit Agreements:  As defined in the Master Commitment.

        Remaining Excess Servicing: With respect to any Securitized Loan Pools in the aggregate as of any Distribution Date, the excess, if any, of (x) the Excess Servicing for such Securitized Loan Pool over (y) the Reserve Deposit for such Securitized Loan Pool.

        REO Property: Any Mortgaged Property as to which title has become vested in the Trustee, the Conduit Acquisition Trust or an Advanta Trust as a result of foreclosure, deed in lieu of foreclosure, etc.

        Representations and Warranties:  As defined in Section 8(a) hereof.

        Repurchase Price: With respect to any Mortgage Loan repurchased by the MCA Companies pursuant to the provisions hereof, an amount equal to (i) the sum of (A) the Principal Balance of such Mortgage Loan as of the beginning of the calendar month next preceding the Distribution Date on which the proceeds of such repurchase or purchase are required to be distributed, (B) interest computed at the applicable Mortgage Loan Rate on such Principal Balance from the date to which interest was last paid by the Mortgagor to the end of the calendar month immediately preceding such Distribution Date on which such repurchase or purchase occurs and (C) any previously unreimbursed Advances made on or in respect of such Mortgage Loan less (ii) any payments of principal and interest in respect of such Mortgage Loan, made by or on behalf of the related Mortgagor during such calendar month.

        Reserve Amount: With respect to the Accumulation Pool or any Securitized Loan Pool, as of any Distribution Date the excess of (x) the sum of
(i) the Initial Reserve Amount(s) for the related Pool(s), (ii) any Additional Initial Reserve Amount and (iii) the aggregate, cumulative amount of Reserve Deposits applicable to the Accumulation Pool or such Securitized Loan Pool, as the case may be and (iv) investment earnings at Advanta Corp.'s then-standard reinvestment rate (which, as of the date hereof, is based on the then-current 30-day commercial paper rate) over (y) the sum of (i) the aggregate, cumulative amount of Realized Losses experienced with respect to the related Pool(s) since their sale by the Seller reduced by any amounts described in clause (Y) of
Section 9(e) hereof which have previously been applied in respect of such Realized Losses, (ii) the aggregate, cumulative amount of Reserve Release Amounts distributed to the MCA Companies on all prior Distribution Dates and
(iii) any amount described in the second sentence of Section 9(b) hereof which are paid to the MCA Companies.

        Reserve Deposit: With respect to the Accumulation Pool or any Securitized Loan Pool, on any Distribution Date, the lesser of (x) the related Excess Servicing for such Distribution Date or (y) any related Reserve Shortfall for such Distribution Date.

        Residual Excess Servicing: With respect to any Securitized Loan Pools, as of any Distribution Date an amount equal to the Remaining Excess Servicing, if any, for such Distribution Date plus the aggregate Reserve Release Amount, if any, for such Distribution Date plus any prepayment fees collected for such Distribution Date.

        Reserve Release Amount: As of any Distribution Date and with respect to any Securitized Loan Pool, the excess of (x) the related Reserve Amount on such Distribution Date, after taking into account all credits to, and deductions therefrom on such Distribution Date over (y) the related Reserve Requirement for such Distribution Date.

        Reserve Requirement: With respect to any Securitized Loan Pool and Distribution Date, the required amount of Reserves for such Distribution Date. In no event shall the level of the Reserve Requirement exceed the level that would be required by the related Credit Enhancer, if the MCA Companies were to do a stand-alone transaction.

        Reserves: The amount of any first-loss protection maintained with respect to any Pool or group of Pools.

        Reserve Shortfall: With respect to any Securitized Loan Pool, on any Distribution Date, any excess of (x) the related Reserve Requirement for such Distribution Date over (y) the related Reserve Amount immediately prior to such Distribution Date.

        Second Mortgage Loan: A Mortgage Loan which constitutes a second priority mortgage lien with respect to the related Mortgaged Property.

        Securitization: A periodic securitization of Mortgage Loans by the Buyer.

        Securitization Statement: Each statement delivered to the MCA Companies by the Buyer at the time of establishment of an Advanta Trust containing Mortgage Loans sold by the MCA Companies hereunder, which statement shall set forth the final Reserve Requirement for the related Securitized Loan Pool, the Pass-Through Rate(s) applicable to such Securitized Loan Pool and related information.

        Securitized Loan Pool: Any group of Mortgage Loans sold by the Seller hereunder and held by a particular Advanta Trust, whether acquired initially by such Advanta Trust or subsequently acquired through "pre-funded" purchases. A Securitized Loan Pool may represent any number of Pools and includes Identified Securitized Loan Pools.

        Seller: Seller and its affiliates, Mortgage Corporation of America and MCA Mortgage Corporation.

        Seller's Applicable Guidelines: The guidelines used by the Seller to underwrite Mortgage Loans.

        Seller Information:  As defined in Section 5(d) hereof.

        Seller's Transaction Expenses: With respect to any Pool, the MCA Companies' pro rata share (based upon the relative aggregate principal balances of the Mortgage Loans sold by the Seller to the total aggregate principal balance for all mortgage loans) of the Issuance Costs, which shall be a minimum of 0.60% times the aggregate Principal Balance of the related Mortgage Loans.

        Senior Lien: With respect to any Second Mortgage Loan, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

        Servicing Advance: Any out-of-pocket costs or expenses incurred by the Master Servicer in connection with the performance of its servicing obligations, including, but not limited to, preservation expenses, payments for taxes, insurance and payments made to Senior Lien holders, enforcement and judicial proceedings, including foreclosures, the management and liquidation of "REO" Properties, etc.

        Servicing Fee: The servicing fees payable to the Master Servicer, as set forth in the Loan Servicing Agreement dated November 1, 1996 among the Master Servicer, the Seller and Mortgage Corporation of America. Servicer will be entitled to retain additional servicing compensation for incidental fees or charges provided for in the applicable Note and/or Mortgage that are customarily collected from the Mortgagor by the Servicer in the ordinary course of performing its obligations herein, including, but not limited to, late payment charges, assumption, processing charges and assumption fees, modification charges, demand fees, insufficient funds fees, reconveyance charges, tax service fees, fees for statement of account or payoff of Mortgage Loans.

        Synthetic Residual Value: With respect to any Identified Securitized Loan Pool, a lump-sum, dollar amount, equal to the present value of the related expected

Residual Excess Servicing on each future Distribution Date determined by the Buyer as set forth on the related Securitization Statement.

        Total Loan-to-Value Ratio: With respect to any Mortgage Loan, the percentage equal to the sum of (i) the Original Principal Amount of the related Note and (ii) the remaining principal balance(s), as of origination of such Mortgage Loan, of all other note(s) secured by liens, whether senior or subordinate, on the related Mortgaged Property, divided by the Appraised Value of the related Mortgaged Property.

        Trustee:  The trustee designated by the Buyer.

        Unamortized Initial Premium Amount: With respect to any Identified Securitized Loan Pool and any Distribution Date, the original related Initial Premium Amount minus (i) the aggregate, cumulative amount of the related Residual Excess Servicing applied in respect of the amortization thereof on previous Distribution Dates pursuant to Section 9(d) hereof and minus (ii) the aggregate, cumulative amounts applied in respect of the amounts described in clause (Z) of Section 9(e) hereof on previous Distribution Dates).

        Underwriter: Collectively, any underwriters or placement agents engaged or consulted by the Buyer in connection with the sale of mortgage-backed securities by an Advanta Trust.

        Whole Loan Agreement: The Master Loan Purchase Agreement dated as of July 1, 1996 among the parties hereto.

        Whole Loan Purchases: A pool of Mortgage Loans purchased pursuant to a Whole Loan Agreement.

        Section 2. Interest Calculations. All calculations of interest hereunder, including, without limitation, calculations of interest at the Mortgage Loan Rate, which are made in respect of the Principal Balance of a Mortgage Loan shall be made on a daily basis using a 360-day year, except to the extent that any different convention (e.g., "actual/360", "actual/365") is used with respect to any securities issued by an Advanta Trust.

        Section 3. Purchases and Sales. (a) Purchases and sales hereunder shall generally be governed by the terms of the Master Commitment.

        (b) Purchases of Qualifying Loans under this Agreement shall occur no more frequently than monthly, in minimal Pool sizes of $7,500,000 aggregate Principal Balance. Offers of Pools, document review, servicing transfer and settlement shall initially be performed by following the same procedures set forth in the Whole Loan Agreement, as such procedures may be revised from time to time by the Buyer.

        (c) To consummate a proposed purchase the MCA Companies and the Buyer on behalf of the Conduit Acquisition Trust shall, on or prior to the related Closing Date, execute and deliver a Conveyance Agreement with respect to the related Pool in substantially the form of Exhibit A hereto. On the related Closing Date the Buyer shall cause the Net Purchase Price for the related Pool to be wired to the MCA Companies in immediately available funds.

        (d) In connection with each purchase of a Pool the Conduit Acquisition Trust shall, pursuant to the related Conveyance Agreement, purchase all of the Seller's right, title and interest to each Mortgage Loan, including all interest accruing thereon and principal received on or with respect to such Mortgage Loan on or after the related Cut-Off Date.

        (e) The MCA Companies agree to cause their records relating to the Mortgage Loans to indicate that the Mortgage Loans have been sold to the Conduit Acquisition Trust. The MCA Companies will treat each sale of a Pool as a sale for generally accepted accounting purposes, will reflect such sale on its accounting records, and shall furnish to the Buyer, in connection with the execution of each Conveyance Agreement an officer's certificate certifying to the MCA Companies' treatment of the transactions contemplated hereby as sales, and such other matters as the Buyer may reasonably request.

        (f) Prior to the purchase of the first Pool purchased hereunder the MCA Companies shall cause to be provided to the Buyer and the Trustee an opinion of counsel in a form approved by the Buyer (and attached hereto as Exhibit F) relating to the execution and delivery of this Agreement by the MCA Companies. In connection with each subsequent execution of a Conveyance Agreement, the MCA Companies shall provide to the Buyer and the Trustee an officer's certificate in a form approved by the Buyer as to certain legal and factual matters with respect to such sale.

        (g) The MCA Companies shall cause at least 10% (by number of loans) of each Pool to be reviewed in accordance with quality control procedures which are standard in the residential mortgage loan industry. Such review may be undertaken by employees of the MCA Companies or of the Buyer or its affiliates. Copies of all quality control review reports shall be furnished to the Buyer on request.

        Section 4.  Fees and Expenses.

        (a) On each Distribution Date the Buyer shall receive a monthly fee ("Monthly Fee"), with respect to each Identified Securitized Loan Pool, from cashflows on the related Pool, equal to one-twelfth of 60 basis points times the Applicable Pool Balance as of the first day of the prior calendar month provided, that, such Monthly Fee shall equal one-twelfth of 35 basis points times the Applicable Pool Balance beginning on the Distribution Date following the calendar month in which the Buyer distributes the final Deferred Premium Payment with respect to an Identified Securitized Loan Pool to the Seller. The Monthly Fee with respect to each Securitized Loan Pool, other than the Identified Securitized Loan Pool, shall also equal one-twelfth of 35 basis points times the Applicable Pool Balance as of the first day of the prior calendar month.

        Any amounts due to the Buyer or to the Master Servicer hereunder or under the Whole Loan Agreement, including, but not limited, to the fees described above, and the Pair-Off Fee, and any hedging costs, and not paid when due, shall remain payable by the MCA Companies. Such amounts shall bear interest at 1% and may be funded from any Remaining Excess Servicing or Deferred Premium Payments otherwise due to the MCA Companies, or offset against any amounts otherwise payable to the MCA Companies by the Buyer or the Master Servicer.

        (b) The MCA Companies shall pay up to $25,000 of the fees and expenses of Dewey Ballantine incurred in connection with the preparation of this Agreement, at the time of execution and delivery of this Agreement.

        (c) All expenses of recording assignments of mortgage shall be paid by the MCA Companies, provided that MCA shall be liable for no more than one such recording fee per Mortgage Loan.

        Section 5. Establishment of Advanta Trusts. (a) In connection with the creation of an Advanta Trust the Buyer may cause the Conduit Acquisition Trust to convey to such Advanta Trust any or all of the Mortgage Loans then held as the Accumulation Pool. In connection with any such conveyance to an Advanta Trust the related Pass-Through Rate(s) and Reserve Requirement applicable to such Mortgage Loans shall be established by the Buyer, the related Underwriter(s) and the related Credit Enhancer. Any such Mortgage Loan so conveyed to an Advanta Trust shall cease to be a "Mortgage Loan" within the meaning of this Agreement and the rights relating thereto shall thenceforth be as provided in the related Advanta Pooling Agreement.

        The MCA Companies shall pay the applicable Bond Pricing Discount and the applicable Other Expenses at the time of the establishment of the related Advanta Trust (which amounts may be offset against any amounts due to the MCA Companies).

        In connection with the conveyance of any Mortgage Loans to an Advanta Trust the Buyer shall furnish the MCA Companies with the related Securitization Statement.

        If the inclusion in an Advanta Trust of Mortgage Loans sold hereby would adversely impact the overall Reserve Requirements or pricing relating to such Advanta Trust, the Buyer, after consulting with the MCA Companies, may segregate such Mortgage Loans as a separate pool and/or "REMIC" in such Advanta Trust, and (but shall not be required to) issue specified classes of securities with respect to such Mortgage Loans. The parties acknowledge their expectation that no such separate treatment should be necessary with respect to Mortgage Loans which are Qualifying Loans. Each such separate pool and/or "REMIC" will have its own Pass-Through Rate and its own Reserve Requirement. Any additional costs relating to such a structure shall constitute "Seller's Transaction Expenses" payable by the MCA Companies.

        The MCA Companies shall have the right, prior to the "cut-off date" for the related Advanta Trust, to substitute for any Mortgage Loan described in the preceding paragraph a replacement Mortgage Loan of similar or better characteristics and unpaid Principal Balance of equal or lesser amount reasonably acceptable to the Buyer and which is eligible for inclusion in such Advanta Trust.

        (b) If, in connection with the establishment of an Advanta Trust, any Mortgage Loan in a Securitized Loan Pool is 30 or more days contractually delinquent and such Mortgage Loan is determined by the Buyer to be ineligible for inclusion in such Advanta Trust, the Buyer shall promptly inform the MCA Companies, and the MCA Companies shall have the option to repurchase such Mortgage Loan in accordance with the provisions of this Section 5 prior to the closing date of such Advanta Trust, to substitute for such Mortgage Loan a replacement Mortgage Loan of similar or better characteristics and with an unpaid Principal Balance of equal or lesser amount reasonably acceptable to the Buyer and which is eligible for inclusion in such Advanta Trust, or to have such ineligible Mortgage Loan remain in the Accumulation Pool. The MCA Companies shall have the further right, but not the obligation to repurchase any Mortgage Loan in an Accumulation Pool which is 30 or more days contractually delinquent.

        In connection with any such repurchase the MCA Companies shall deliver the Repurchase Price to the Buyer. In connection with any such substitution the MCA Companies shall deliver the substitute Mortgage Loan and the items which constitute the related Mortgage File to the Trustee, and shall deliver to the Buyer the excess of (x) the outstanding Principal Balance of the replaced Mortgage Loan over (y) the outstanding Principal Balance of the substitute Mortgage. In connection with any such repurchase or substitution the Buyer shall cause the Conduit Acquisition Trust to reconvey the repurchased or replaced Mortgage Loan to the MCA Companies in the manner described in Section 6(b) hereof.

        (c) Upon the request of the Buyer, the MCA Companies shall supply to the Buyer access to, and information regarding, the MCA Companies, the Mortgage Loans, the Sub-Servicer's underwriting practices, financial condition and related matters. The MCA Companies hereby represent and warrant to the Buyer that any such information so furnished by the MCA Companies ("Seller Information") shall be true, correct and complete in all material respects. If requested by the Buyer or Underwriter's counsel, the MCA Companies shall cause a nationally recognized accounting firm to provide the Buyer with a letter in a form acceptable to Buyer with respect to any Seller Information. The parties acknowledge their expectation that, to the extent that the Mortgage Loans have been sold servicing-released, no accountant's letter is expected to be required. The MCA Companies agree to comply with any reasonable regulatory and quality control requirements requested by the Buyer based upon the Buyer's review of any Seller Information and other review of the MCA Companies' origination activities.

        The MCA Companies shall indemnify and hold the Buyer harmless from any losses suffered by the Buyer and its affiliates as a result of (i) any misstatement in, or omission from, any Seller Information or (ii) any breach by the MCA Companies of any representation or warranty set forth in Section 7(a) hereof.

        The Buyer shall indemnify and hold the MCA Companies and its affiliates harmless from any losses suffered by the MCA Companies as a result of (i) any misstatement in, or omission from any Buyer Information or (ii) any breach by the Buyer of any representation or warranty set forth in Section 7(b) hereof. "Buyer Information" means any information in any Offering Document other than Seller Information.

        (d) Each MCA Company agrees to cooperate reasonably and in good faith with the Buyer, its attorneys and accountants, Credit Enhancers, Underwriters and Rating Agencies in connection with the establishment of each Advanta Trust.

        (e) The Buyer acknowledges to the MCA Companies that it is the Buyer's present intent to sponsor Advanta Trusts quarterly; the Buyer shall advise the MCA Companies of any change in such intent as soon as possible.

        (f) The Seller acknowledges that, to the extent it, at or prior to the time of the formation of a Securitized Loan Pool, elects not to repurchase any Mortgage Loan pursuant to its repurchase options set forth in this Section 5 or as required under Section 6, the Reserve requirements and/or the Initial Reserve Amount applicable to the related Securitized Loan Pool is likely to increase substantially.

        Section 6.  Defective Mortgage Files; Repurchase of Mortgage Loans.
(a) If the MCA Companies are informed by the Trustee, the Master Servicer or the Buyer that any document constituting a part of a Mortgage File has not been executed or received or is unrelated to the Mortgage Loans identified in the related Mortgage Loan Schedule, the MCA

Companies shall have a period of 15 days after such notice within which to correct or cure any such defect.

        (b) If the Trustee, the Master Servicer or the Buyer has notified the MCA Companies of a defect in a Mortgage File and the defect remains uncured to the satisfaction of the Buyer and, in the opinion of the Buyer, such defect materially and adversely affects the value, collectibility or marketability of the related Mortgage Loan, the MCA Companies shall, not later than 30 days after receipt of notice of such defect, and provided that such defect has not been cured to the Buyer's reasonable satisfaction, repurchase the related Mortgage Loan (including any property acquired in respect thereof and any insurance policy or insurance proceeds with respect thereto) at a price equal to the Repurchase Price, which shall be accomplished by delivery of such amount by the MCA Companies to the Buyer.

        Upon receipt by the Buyer of the Repurchase Price for a Defective Mortgage Loan, the Buyer shall cause the Conduit Acquisition Trust to execute and deliver such instrument of transfer or assignment presented to it by the MCA Companies, in each case without recourse, as shall be necessary to vest in the MCA Companies legal and beneficial ownership of such repurchased Defective Mortgage Loan (including any property acquired in respect thereof or insurance policy or insurance proceeds with respect thereto).

        (c) In the event that the MCA Companies fail, within the time periods specified in this Agreement, to cure any material defect in a Mortgage File, the Buyer, in addition to any rights it may have under paragraph (b) above, shall have the right thereafter to receive any Residual Excess Servicing otherwise payable to the MCA Companies, to the extent of any loss suffered by the Buyer.

        (d) The remedies described in paragraphs (b) and (c) above, together with all other remedies the Buyer may have at law or in equity, shall survive any resignation or termination of Advanta Mortgage Corp. USA as Master Servicer.

        Section 7. Representations and Warranties Regarding the MCA Companies, the Buyer and the Master Servicer. (a) Each MCA Company hereby represents and warrants to the Buyer, the Master Servicer and their respective successors and assigns that, as of the date hereof:


                (i) Each MCA Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and has all licenses and qualifications necessary to carry on its business as now being conducted and to perform its obligations hereunder; each MCA Company has the power and authority to execute and deliver this Agreement or the Related Conduit Agreements and to perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement (including any Conveyance Agreement and any other instruments of transfer to be delivered pursuant to this Agreement or the Related Conduit Agreements) by each MCA Company and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and do not violate the organization documents of any MCA Companies, contravene or violate any law or regulation applicable to any MCA Companies or contravene, violate or result in any breach of any provision of, or constitute a default under, or result in the imposition of any lien on any assets of any MCA Companies pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking to which any MCA Companies is a party or which purports to be binding upon Seller or any of Seller's assets; this Agreement or the Related Conduit Agreements evidence the valid and binding obligation of each MCA Company enforceable against each MCA Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

                (ii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the execution and delivery by the MCA Companies of this Agreement or the Related Conduit Agreements, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement on the part of the MCA Companies and the performance by the MCA Companies of their respective obligations under this Agreement or the Related Conduit Agreements;


                (iii) There is no action, suit, proceeding or investigation pending or, to the best of the MCA Companies' knowledge, threatened against any MCA Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of any MCA Company or in any material impairment of the right or ability of any MCA Company to carry on its business substantially as now conducted, or in any material liability on the part of any MCA Company or which would draw into question the validity of this Agreement or the Related Conduit Agreements or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of any MCA Company contemplated herein, or which would be likely to impair the ability of any MCA Company to perform under the terms of this Agreement or the Related Conduit Agreements;

                (iv) Each MCA Company is not in default with respect to any mortgage, indenture, contract, agreement or other undertaking to which such MCA Company is a party or which purports to be binding upon Seller or any of Seller's assets, or with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of any MCA Company or its properties or might have consequences that would adversely affect its performance hereunder;

                (v) The transfer, assignment and conveyance of the Mortgage Loans by the MCA Companies pursuant to this Agreement or any Related Conduit Agreements are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                (vi) All information supplied by the MCA Companies to the Buyer, the Master Servicer or the Trustee is true and correct in all material respects, and does not omit to state a material fact necessary to make the statements set forth in such information not misleading; and

                (vii) The MCA Companies have a consolidated tangible net worth as determined in accordance with generally accepted accounting principles of at least $16 million.

The representations and warranties set forth in this paragraph (a) shall survive the sale and assignment of the Mortgage Loans by the MCA Companies hereunder. Upon discovery of a material breach of any of the foregoing representations and warranties, the Buyer or the Master Servicer shall give prompt written notice to the MCA Companies. Within 30 days of the earlier of its discovery or its receipt of notice of breach, the MCA Companies shall cure such breach to the satisfaction of the Buyer.

        (b) The Buyer hereby represents and warrants to the MCA Companies and the Master Servicer that, as of the date hereof:

                (i) The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; the Buyer has the power and authority to execute and deliver this Agreement and to perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement (including any Conveyance Agreement executed by the Buyer on behalf of the Conduit Acquisition Trust and any other instruments of transfer to be delivered pursuant to this Agreement or the Related Conduit Agreement) by the Buyer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and do not violate the organization documents of the Buyer, contravene or violate any law or regulation applicable to the Buyer or contravene, violate or result in any breach of any provision of, or constitute a default under, or result in the imposition of any lien on any assets of the Buyer pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking to which the Buyer is a party or which purports to be binding upon Buyer or any of Buyer's assets; this Agreement and the Related Conduit Agreement evidence the valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

                (ii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the execution and delivery by the Buyer of this Agreement and the Related Conduit Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the Related Conduit Agreement on the part of the Buyer and the performance by the Buyer of its obligations under this Agreement and the Related Conduit Agreements;

                (iii) There is no action, suit, proceeding or investigation pending or, to the best of the Buyer's knowledge, threatened against the Buyer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Buyer or in any material impairment of the right or ability of the Buyer to carry on its business substantially as now conducted, or in any material liability on the part of the Buyer or which would draw into question the validity of this Agreement and the Related Conduit Agreements or of any action taken or to be taken in connection with the obligations of the Buyer contemplated herein, or which would be likely to impair the ability of the Buyer to perform under the terms of this Agreement and the Related Conduit Agreements; and

          (iv) The Buyer is not in default with respect to any mortgage, indenture, contract, agreement or other undertaking to which the Buyer is a party or which purports to be binding upon Buyer or any of Buyer's assets, or with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Buyer or its properties or might have consequences that would adversely affect its performance hereunder.

The representations and warranties set forth in this paragraph (b) shall survive the sale and assignment of the Mortgage Loans by the MCA Companies hereunder. Upon discovery of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the MCA Companies, the MCA Companies shall give prompt written notice to the Buyer. Within 30 days of its discovery or its receipt of notice of breach, the Buyer shall cure such breach in all material respects.

              (c) The Master Servicer hereby represents and warrants to the Buyer and the MCA Companies that, as of the date hereof:

          (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses and qualifications necessary to carry on its business as now being conducted and to perform its obligations hereunder; the Master Servicer has the power and authority to execute and deliver this Agreement and the Related Conduit Agreements to which it is a party and to perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement and the Related Conduit Agreements to which it is a party and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and do not violate the organization documents of the Master Servicer, contravene or violate any law or regulation applicable to the Master Servicer or contravene, violate or result in any breach of any provision of, or constitute a default under, or result in the imposition of any lien on any assets of the Master Servicer pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking to which the Master Servicer is a party or which purports to be binding upon Master Servicer or any of Master Servicer's assets; this Agreement evidences the valid and binding obligation of the Master Servicer enforceable against the Master Servicer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

          (ii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the execution and delivery by the Master Servicer of this Agreement and the Related Conduit

     Agreements to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the Related Conduit Agreements to which it is a party on the part of the Master Servicer and the performance by the Master Servicer of its obligations under this Agreement and the Related Conduit Agreements to which it is a party;

              (iii) There is no action, suit, proceeding or investigation pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Master Servicer or which would draw into question the validity of this Agreement and the Related Conduit Agreements to which it is a party or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would be likely to impair the ability of the Master Servicer to perform under the terms of this Agreement and the Related Conduit Agreements to which it is a party; and

              (iv) The Master Servicer is not in default with respect to any mortgage, indenture, contract, agreement or other undertaking to which the Master Servicer is a party or which purports to be binding upon Master Servicer or any of Master Servicer's assets, or with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would adversely affect its performance hereunder.

The representations and warranties set forth in this paragraph (c) shall survive the sale and assignment of the Mortgage Loans by the MCA Companies hereunder. Upon discovery of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the MCA Companies, the MCA Companies shall give prompt written notice to the Master Servicer. Within 30 days of its discovery or its receipt of notice of breach, the Master Servicer shall cure such breach in all material respects.

              Section 8. Representations and Warranties of the MCA Companies Regarding the Mortgage Loans. (a) Set forth in Exhibit E hereto is a listing of representations and warranties which will be deemed to have been made by the MCA Companies to the Buyer, the Master Servicer and the Trustee in connection with each purchase of a Pool with respect to the Mortgage Loans in such Pool. In addition, a Conveyance Agreement may, with respect to the Mortgage Loans in the related Pool, delete or modify any of such representations and warranties, or may add additional representations and warranties ("Additional Representations and Warranties"). The representations and warranties listed in Exhibit E hereto, together with any Additional Representations and Warranties, are the "Representations and Warranties".

It is understood and agreed that the Representations and Warranties shall survive the sale and assignment of the Mortgage Loans to the Conduit Acquisition Trust and by the Conduit Acquisition Trust to an Advanta Trust. Upon discovery by any MCA Company, the Master Servicer or the Buyer of a breach of any of the Representations and Warranties (without regard to any limitation set forth in such Representation or Warranty concerning the knowledge of any MCA Company as to the facts stated therein so long as the Buyer is required to repurchase the related Mortgage Loan or Mortgage Loans pursuant to the related Advanta Pooling Agreement without regard to any similar limitation), which breach, in the opinion of the Buyer, materially and adversely affects the value, collectibility or marketability of the related Mortgage Loan or Mortgage Loans, the party discovering such breach shall give prompt written notice to the other party and the MCA Companies shall be required to take the remedial actions required by Section 8(c) hereof within the time periods required pursuant thereto.

              (b) Within 30 days of the earlier of its discovery or its receipt of notice of breach, the MCA Companies shall use all reasonable efforts to cure such breach to the reasonable satisfaction of the Buyer. Unless, prior to the expiration of such 30 day period, such breach has been cured or otherwise does not exist or continue to exist, the MCA Companies shall repurchase such Mortgage Loan (or, in the case of a Representation and Warranty of the nature specified in clauses (xx) and (xli), repurchase Mortgage Loans such that, after giving effect to such repurchase, the related Representation and Warranty would be complied with) (including any property acquired in respect thereof and any insurance policy or insurance proceeds with respect thereto) in the same manner and subject to the same conditions as set forth in
Section 6 hereof. Upon making any such repurchase, the MCA Companies shall be entitled to receive an instrument of assignment or transfer from the Trustee, without recourse to the Buyer or the Trustee, to the same extent as set forth in Section 6 hereof with respect to the repurchase of Defective Mortgage Loans under that Section.

              (c) In the event that the MCA Companies fail, within the time periods specified in this Agreement, to cure any material breach of a Representation and Warranty, the Buyer shall have the right thereafter to receive any Residual Excess Servicing otherwise payable to the MCA Companies, to the extent of any loss suffered by the Buyer.

              (d) The remedies described in paragraphs (b) and (c) above, together with all other remedies the Buyer may have at law or in equity, shall survive any resignation or termination of Advanta Mortgage Corp. USA as Master Servicer.

              Section 9. Application of Residual Excess Servicing. (a) On each Distribution Date, all available Excess Servicing with respect to the Accumulation Pool shall be applied as a Reserve Deposit or to the amount payable by the MCA Companies, if any, described in the last paragraph in
Section 4(a) hereof.

              (b) At the time any Pools are transferred from the Accumulation Pool to an Advanta Trust (thereby becoming all or part of a Securitized Loan Pool) the Reserve Amount then relating to such Pool shall be credited against the initial Reserve Amount for the related Securitized Loan Pool. If the initial Reserve Amount exceeds the initial Reserve Requirement applicable to such Securitized Loan Pool (i.e., the amount of any "initial deposit" at securitization) the amount of such excess shall be paid by the Buyer to the MCA Companies. Conversely, if the initial Reserve Requirement for such Securitized Loan Pool exceeds the actual Reserve Amount for the related Pools the amount of such shortfall shall be paid by the MCA Companies to the Buyer as an Additional initial Reserve Amount for such Securitized Loan Pool.

              (c) On the closing date of the related Advanta Securitization, (i) the Aggregate Overadvance Amount then outstanding shall become immediately due and payable by the Seller and (ii) the Buyer shall pay to the Seller the Initial Premium Payment with respect to the Identified Securitized Loan Pools; such amounts may be offset as a single net amount. Any Residual Excess Servicing relating to a Securitized Loan Pool, other than an Identified Securitized Loan Pool, shall be paid by the Buyer to the Sponsor within five Business Days of each Distribution Date, subject to offset for any amounts due to the Buyer or to the Master Servicer from the Seller, as provided in paragraph (e) below.

              (d) On each Distribution Date, 100% of the Residual Excess Servicing with respect to any individual Identified Securitized Loan Pool shall first be applied, to the extent of the related Initial Premium Amortization Current Amount, as a reduction in the related Unamortized Initial Premium Amount. On each Distribution Date, the Master Servicer will distribute to the Seller, on behalf of the Buyer, the Deferred Premium Payment if any, then due.

              (e) Notwithstanding the foregoing, the Master Servicer shall be entitled to withhold from any distribution of any Residual Excess Servicing (with respect to any Securitized Loan Pool which is not an Identified Securitized Loan Pool) or any Deferred Premium Payment (with respect to any Identified Securitized Loan Pool) and pay over to the Buyer, the following amounts:

                      (X)      any amounts described in the second paragraph of
                               Section 4(a) hereof;

                      (Y) the amount, if any, by which (i) the aggregate, cumulative amount of Realized Losses with respect to any other Securitized Loan Pool exceeds (ii) the aggregate, cumulative amount of Reserve Deposits with respect to such other Securitized Loan Pool; and

                      (Z) the amount of any Unamortized Initial Premium Amount with respect to any other Identified Securitized Loan Pool which remains outstanding after 48 months.

              (f) The Buyer's obligation to pay the Residual Excess Servicing and the Deferred Premium Payments to the Seller will be a secured corporate obligation of the Buyer, and will not represent any direct ownership interest in any Mortgage Loans.

              (g) The Master Servicer shall furnish the statements described in Section 10 hereto to the Sub-Servicer, by facsimile on each Distribution Date; such statements shall, inter alia, contain information relating to the Residual Excess Servicing and the Deferred Premium Payments for such Distribution Date.

              The Buyer and the Master Servicer shall permit the inspection, on reasonable notice, by any MCA Company or their respective designees of all of the Buyer's and the Master Servicer's books and records relating to the Mortgage Loans and the Residual Excess Servicing. All calculations made by the Buyer or the Master Servicer shall be conclusive in the absence of manifest error.

              Section 10. Distribution Date Statement. (a) The Master Servicer shall, not later than each Distribution Date, furnish in writing to the MCA Companies and the Buyer a statement setting forth the following information with respect to the Accumulation Pool and each Securitized Loan
Pool:

               (i) the total amount of payments in respect of or allocable to interest on the Mortgage Loans received or deemed to have been received from the related

     Mortgagors by the Master Servicer during the prior calendar month (including any net income from REO Properties received during the prior calendar month);

          (ii) the aggregate of all Principal Payments and Principal Prepayments received or deemed to have been received from the related Mortgagors by the Master Servicer during the prior calendar month;

          (iii) the total amount of recoveries of delinquent principal and interest payments received during the prior calendar month;

          (iv) the total amount of prepayment penalties received during the prior calendar month;

          (v) the aggregate of any Net Insurance Proceeds received by the Master Servicer during the prior calendar month;

          (vi) the aggregate of any Net Liquidation Proceeds received by the Master Servicer during the prior calendar month;

          (vii) the total amount of Compensating Interest payments to be paid by the Master Servicer for such Distribution Date;

          (viii) the aggregate Repurchase Prices for any Mortgage Loans which the MCA Companies are required to repurchase on or prior to such Distribution Date pursuant to Sections 5(b), 5(c), 6(b) or 8(c) hereof;

          (ix) the aggregate amount of Advances made by the Master Servicer during or with respect to the prior calendar month;

          (x) the related monthly Servicing Fee;

          (xi) the aggregate amount of Advances reimbursable to the Master Servicer for such Distribution Date and not previously reimbursed;

          (xii) the weighted average Mortgage Loan Rate as of the last day of the prior calendar month (separately for ARMs and Fixed Rate Loans);

          (xiii) the related Reserve Amount, Reserve Requirement, Residual Excess Servicing as of such Distribution Date; and

          (xiv) the book value of any REO Properties as of the last day of the prior calendar month; and

          (xv) the Residual Excess Servicing for each Securitized Loan Pool, other than an Identified Securitized Loan Pool, the Residual Excess Servicing for each Identified Securitized Loan Pool, the Deferred Premium Payment, the Initial Premium Amortization Current Amount, the Carry-Forward Amount for each Pool, the Initial Premium Amortization Current Amounts and the Unamortized Initial Premium Amounts.

     (b) In addition, on each Distribution Date the Master Servicer will furnish by telecopy to the Buyer and the Sub-Servicer, the following information with respect to the Mortgage Loans in the Accumulation Pool and each Securitized Loan Pool as of the last day of the related prior calendar month:

          (i) the total number of Mortgage Loans and the aggregate Principal Balances thereof, together with the number, aggregate principal balances of such Mortgage Loans and the percentage of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans (a) 30-59 delinquent, (b) 60-89 days delinquent and (c) 90 or more days delinquent;

          (ii) the number, aggregate Principal Balances of all Mortgage Loans and percentage of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans in foreclosure proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

          (iii) the number, aggregate Principal Balances of all Mortgage Loans and percentage of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i)); and

          (iv) the number, aggregate Principal Balances of all Mortgage Loans and percentage of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans relating to REO Properties (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i)).

          Section 11. Merger or Consolidation of MCA. Any corporation or other entity (i) into which any MCA Company may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which any MCA Company shall be a party, or (iii) which may succeed to all or substantially all of the business of any MCA Company , which corporation or other entity shall, in any case where an assumption shall not be effected by operation of law, execute an agreement of assumption to perform every obligation of any MCA Company under this Agreement, shall be the successor to any MCA Company hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement, except that if any MCA Company in any of the foregoing cases is not the surviving entity, then the surviving entity shall execute and deliver to the Buyer, the Master Servicer and to the Trustee an agreement of assumption to perform every obligation of such MCA Company hereunder.

          Section 12. Servicing. (a) The Master Servicer agrees to service, the Mortgage Loans sold by the Seller to the Buyer in accordance with Accepted Servicing Practices, but without regard to: (i) any relationship that Master Servicer or any of its affiliates may have with any Borrower or affiliates or manager thereof, (ii) Master Servicer's obligations to make advances or to incur servicing expenses with respect to the Mortgage Loans, or (iii) the Master Servicer's right to receive compensation for its services hereunder. Such servicing standards and requirements shall, subject to the requirements of paragraph (d) below, include (i) the making of Advances, (ii) the advancing of Compensating Interest to be reimbursed by the Residual Excess Servicings due to the Seller and (iii) the disposition of REO Properties within 24 months of the taking of title.

          (b) Subject to the provisions of this Section 12, the Master Servicer shall have full power and authority to do and cause to be done any and all things in connection with the servicing and administration of the Mortgage Loans which Master Servicer may reasonably deem necessary or desirable. The Seller will provide the Master Servicer, upon request, with any powers of attorney necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties under this Agreement.

              (c) The Master Servicer shall and is hereby authorized and empowered by the Seller to (i) execute and deliver, on behalf of the Seller, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties, (ii) consent to any modification of the terms of the Note if the effect of any such modification will not materially or adversely affect the security afforded by the related Mortgaged Property and such modification does not reduce the accrued interest or the interest rate payable by a Borrower without Seller's prior written consent, (iii) institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure on behalf of the Seller, and (iv) take title in the name of the Seller to any Mortgaged Property upon such foreclosure or delivery of deed in lieu of foreclosure.

              (d) (i) From time to time as appropriate in the servicing of any Mortgage Loan, including without limitation, the payment in full of any Mortgage Loan, notification that payment in full will be escrowed, foreclosures or other comparable conversion of a mortgage or collection under any applicable insurance policy, the Seller, upon request of the Master Servicer, shall release or cause the release and delivery of the related Mortgage Loan Documents to the Master Servicer, if the Mortgage Loan Documents have not previously been delivered by the Seller to the Buyer.

                (ii) The Master Servicer shall promptly notify the Seller if a claim is made by a third party with respect to any Mortgage Loans and the Seller at its option may assume the defense of any such claim. The Seller shall, within ten (10) business days of receiving a statement of amounts advanced by the Master Servicer in connection with the defense of any such claim, reimburse the Master Servicer for all amounts advanced by it in connection with such defense, except to the extent that such claim is a result of the Master Servicer's negligent failure to service the Mortgage Loans in compliance with the terms of the Mortgage Loans or of this Agreement. Seller shall have no obligation to reimburse the Master Servicer for claims made with respect to any Mortgage Loans purchased by the Buyer.

              (e) Master Servicer, shall, at its own expense, maintain at all times, policies of fidelity, theft, forgery and errors and omissions insurance. Such policies shall be for responsible amounts with acceptable standard coverages in accordance with prudent mortgage industry standards.

              (f)     The Servicing Expenses shall be as follows:

                         (i) in the event no "lifetime" tax contracts are
presently in force which are assignable to Master Servicer, Seller agrees to reimburse the Master Servicer for the cost of purchasing a tax contract for each Mortgage Loan in this category.

                        (ii) Seller agrees to reimburse the Master Servicer and/or the Buyer for any recordation fees the Master Servicer and/or the Buyer incurs pursuant to this Agreement and the Related Conduit Agreements upon purchase of the Mortgage Loans from the Seller.

              (g) The Master Servicer hereby represents and warrants to, and covenants with the Seller that the Master Servicer will service the Mortgage Loans without distinction as to the identity of the Seller as the residual, first-loss holder of the Mortgage Loans, and on the same terms by which the Master Servicer services mortgage loans for which it or its affiliates are the residual, first-loss holder.

              (h) The Master Servicer may retain sub-servicers to perform all or a part of its servicing duties hereunder, with the prior, written consent of the Seller (which consent shall not be unreasonably withheld), except that no retention of any sub-servicer shall release the Master Servicer from any liability to the Seller.

              (i) The Seller shall indemnify and hold the Master Servicer, its affiliates and each of their officers, directors, employees and agents harmless from and shall reimburse the Master Servicer or such other indemnified person for any losses, damages, deficiencies, claims, penalties, forfeitures, causes of action or expenses of any nature (including reasonable attorneys' fees) incurred by any of them which arise out of or result from:

              (i) the inaccuracy of any representation of the Seller contained in this Agreement or material breach of any warranty, covenant or agreement made or to be performed by the Seller pursuant to this Agreement;

              (ii) the failure of the originator of any Mortgage Loan to originate such Mortgage Loan in accordance with applicable law;

              (iii) the failure of any prior servicer to service the Mortgage Loan in accordance with applicable law and any agreement under which it may have serviced such Mortgage Loan;

              (iv) any matters that occurred prior to the transfer date for the servicing of the Mortgage Loan involved or any incomplete or incorrect Mortgage Loan data, records, or information provided in connection with the origination or prior servicing of any Mortgage Loans;

              (v) any matters resulting from the Seller's preventing, hampering or impeding Master Servicer's performance of its duties and responsibilities under this Agreement; or

              (vi) any litigation or claim with respect to the Mortgage Loans not arising out of, or resulting from, the Master Servicer's failure to observe the terms and covenants of the Mortgage Loans or this Agreement.


              Section 13. Authorized Representatives. The names of the officers of each MCA Company, the Master Servicer and of the Buyer who are authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of each MCA Company, the Master Servicer and of the Buyer (the "Authorized Representatives") are set forth on Exhibit C, along with the specimen signature of each such officer. From time to time, each MCA Company, the Master Servicer or the Buyer may, by delivering to the others a revised exhibit, change the information previously given.

              Section 14. Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given when received by one of the Authorized Representatives of the other party or parties at the address shown below, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

              If to the MCA Companies:

                      MCA Financial Corp.
                      23999 Northwestern Highway
                      Suite 101
                      Southfield, MI 48075

                               Telecopy: 810-358-4639

              If to the Seller:

                      MCA Financial Corp.
                      23999 Northwestern Highway
                      Suite 101
                      Southfield, MI 48075

                               Telecopy: 810-358-4639

              with a copy to:

                      Mortgage Corporation of America
                      23999 Northwestern Highway
                      Suite 101
                      Southfield, MI 48075

                               Telecopy: 810-358-4639

              If to the Buyer:

                      Advanta Mortgage Conduit Services, Inc.
                      16875 West Bernardo Drive
                      San Diego, California 92127
                               Attention:  Loan Servicing
                               Telecopy:  (619) 674-3880

              If to the Master Servicer:

                      Advanta Mortgage Corp. USA
                      500 Office Center Drive
                      Suite 400
                      Fort Washington, PA 19034
                               Telecopy: (215) 283-4280

              The parties may, from time to time hereafter, by written notice, change addresses listed above.

              Section 15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without regard to conflict of laws rules applied in the State of California.

              Section 16. Assignment. No party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties, except as otherwise set forth in this Agreement.

              Section 17. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

              Section 18. Amendment. This Agreement may be amended from time to time by the MCA Companies, the Buyer and the Master Servicer only by a written instrument executed by such parties.

              Section 19. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

              Section 20. No Agency; No Partnership or Joint Venture. None of MCA Companies, the Master Servicer nor the Buyer is the agent or representative of one or both of the others, and nothing in this Agreement shall be construed to make any of the MCA Companies, the Master Servicer or the Buyer liable to any third party for services performed by it or for debts or claims accruing to it against the other party. Nothing contained herein nor the acts of the parties hereto shall be construed to create a partnership or joint venture between the Buyer, the Master Servicer and the MCA Companies.

              Section 21. Arbitration. Any dispute or disagreement under this Agreement shall be rendered by submitting such dispute or disagreement to an independent, mutually agreed upon arbitrator. The arbitrator shall conduct the arbitration in accordance with the Rules of the American Arbitration Association. If the parties are unable to select an arbitrator, the arbitrator shall be selected in accordance with the procedures of the American Arbitration Association. The decision of the arbitrator shall be final and binding upon the parties and non- appealable. Any decision and award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Any arbitration pursuant to this Agreement shall be conducted in Manhattan.

              Section 22. Confidentiality. No party hereto shall disclose to third parties, without the prior consent of the other parties, in writing, the existence of or the terms of this Agreement, except to its accountants and attorneys or as required by law.

              Section 23. Further Assurances. The parties hereto agree to cooperate reasonably and in good faith with one another in the performance of this Agreement.

              Section 24. Legal Costs. The parties hereto agree that in the event of arbitration or litigation between them, the non- prevailing party shall reimburse the prevailing party for all related legal fees and expenses of counsel incurred by the prevailing party. The prevailing party shall be the party in whose favor a final decision or judgment is entered, after the conclusion of any appeals or after the time during which an appeal may be taken shall have run. Payment of sums owning under this Section 24 shall be made within ten (10) days following the date that the right to receive payment shall be final.

              Section 25. Term. The buy-sell provisions of this Agreement shall terminate on the Commitment Termination Date, as defined in the Master Commitment; the other obligations of the parties set forth herein shall continue in full force and effect until the payment in full (or other liquidation) of the Mortgage Loans.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, all as of the day and year first above written.

                                       MCA FINANCIAL CORP.,



                                       By: /s/ Lee P. Wells
                                          ----------------------------
                                          Name: Lee P. Wells
                                          Title: President


                                       MORTGAGE CORPORATION OF AMERICA,



                                       By: /s/ Lee P. Wells
                                          -----------------------------
                                          Name:Lee P. Wells
                                          Title:President


                                       MCA MORTGAGE CORPORATION,


                                       By: /s/ Lee P. Wells
                                          ------------------------------
                                          Name:Lee P. Wells
                                          Title:President


                                       ADVANTA MORTGAGE CONDUIT SERVICES, INC.,
                                         as Buyer



                                       By:/s/ Mark A. Casale
                                          -------------------------------
                                          Name:Mark A. Casale
                                          Title:Vice President


                                       ADVANTA MORTGAGE CORP. USA,
                                         as a Buyer and as Master Servicer



                                       By:/s/ Mark A. Casale
                                          --------------------------------
                                          Name:Mark A. Casale
                                          Title:Vice President

                                                                       EXHIBIT A

                          FORM OF CONVEYANCE AGREEMENT

              MCA Financial Corp., MCA Mortgage Corporation and Mortgage Corporation of America (the "Seller") and Conduit Acquisition Trust, as purchaser (the "Buyer"), pursuant to the Amended and Restated Securitization Access Agreement amended as of February 21, 1997 among the MCA Companies, Advanta Mortgage Conduit Services, Inc. and Advanta Mortgage Corp. USA (the "Securitization Access Agreement"), hereby confirm their understanding with respect to the sale by the Seller and the purchase by the Buyer of those Mortgage Loans listed on the attached Mortgage Loan Schedule (the "Purchased Mortgage Loans").

              Conveyance of Purchased Mortgage Loans. The Seller, concurrently with the execution and delivery of this Conveyance Agreement, does hereby irrevocably transfer, assign, set over and otherwise convey to the Buyer, without recourse (except as otherwise explicitly provided for herein) all of its right, title and interest in and to the Purchased Mortgage Loans, including specifically, without limitation, the Mortgages, the Mortgage Files and all other documents, materials and properties appurtenant thereto and the Mortgage Notes, including all interest accruing thereon and principal received on or with respect to such Purchased Mortgage Loans on or after the related Cut-Off Date and all interest accruing thereon since the related Mortgagor's most recent paid-to date (or date of origination if no payment is yet due), together with all of its right title and interest in and to the proceeds received on or after the related Cut-Off Date of any related insurance policies on behalf of the Buyer. If the Seller cannot deliver the original Mortgage or mortgage assignment with evidence of recording thereon concurrently with the execution and delivery of this Conveyance Agreement solely because of a delay caused by the public recording office where such original Mortgage or mortgage assignment has been delivered for recordation, the Seller shall promptly deliver to the Buyer's designee on behalf of the Buyer such original Mortgage or mortgage assignment with evidence of recording indicated thereon upon receipt thereof from the public recording official, with a copy thereof delivered to the Master Servicer.

              The costs relating to the delivery of the documents specified in this Conveyance Agreement shall be borne by the MCA Companies.

              The MCA Companies hereby additionally certifies to the Buyer and the Master Servicer:

     (i) The representations and warranties of the MCA Companies contained in the Securitization Access Agreement and all related agreements, as of the date hereof, are true and correct, and the MCA Companies have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof in connection with the sale of the Purchased Mortgage Loans.

     (ii) There are no actions, suits or proceedings pending or threatened against or affecting any MCA Company which if adversely determined, individually or in the aggregate, would be reasonably likely to adversely affect in any material way any MCA Company's obligations under any agreement to which any MCA Company is a party. No merger, liquidation, dissolution or bankruptcy of any MCA Company is pending or contemplated.

     (iii) No material adverse change in the condition, financial or otherwise, or properties of the Seller has occurred since the date of the Securitization Access Agreement.

              All terms and conditions of the Securitization Access Agreement are hereby incorporated herein provided that in the event of any conflict the provisions of this Conveyance Agreement shall control over the conflicting provisions of the Securitization Access Agreement.

              Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the Securitization Access Agreement.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the _____ day of
_______________.


                                       MCA FINANCIAL CORP.,



                                       By:____________________________
                                       Title:_________________________


                                       MORTGAGE CORPORATION OF AMERICA


                                       By:_____________________________
                                       Title:__________________________


                                       MCA MORTGAGE CORPORATION


                                       By:______________________________
                                       Title:___________________________


                                       CONDUIT ACQUISITION TRUST,


                                       By:_____________________________
                                       Title:__________________________



Attachments

     A.       Schedule of Purchased Mortgage Loans.
     B.       Trustee's initial exception report.
     C.       Seller's officer's certificate.
     D.       Closing Statement and Recap Summary.

                  Closing Statement and Funding Recap Summary
                                      MCA
                                  Pool:  ____



Date Prepared:
Sale Cut-Off Date:  (Close of Business)
Sale Funding Date:
Pricing Date:
Buyer:                                                    Advanta Mortgage Conduit
                                                          Services, Inc. on behalf of Conduit
Seller:                                                   Acquisition Trust
                                                          -----------------
Originator:
Servicer:
Scheduled Servicing Transfer Date:
Broker Number:                                           ------------------
                                                         Advanta Mortgage Corp. USA
Fixed Pool Identification Number:
ARM Pool Identification Number:
Investor Number:
Number of Loans:

Fixed Pool Balance:
ARM Pool Balance:
   Total Pool Balance:



Total Pool Balance

Accrued interest from Cut-Off Date to Closing
Initial Applicable Rate ___%

Premium in Dollars
   % of Scheduled Prin. Bal.:  0.00000%

Transaction/Initial Fees Expense:
  Transaction Expense Share:
  Placement Fee:

Initial Reserve Amount:
  Initial Reserve Amt. (Fixed)
  Initial Reserve Amt. (ARM)

Recordation Fees:

Net Due Seller/Funding Transfer Amt.

                                                                       EXHIBIT B


                           CONTENTS OF MORTGAGE FILE

1. Collateral File

(a) the original Note endorsed by the MCA Companies as follows: For value received, pay to the order of "Bankers Trust Company of California, N.A. as Custodian or Trustee", without recourse with all intervening endorsements showing a complete chain of title from the original lender to the MCA Companies;

(b) the original Mortgage or Deed of Trust, with evidence of recording thereon, or, until the original Mortgage or Deed of Trust has been received from the applicable public recording office, a copy of the Mortgage or Deed of Trust certified by Seller to be a true and complete copy of the original Mortgage or Deed of Trust submitted for recording;

(c)  the Note riders signed as required;

(d) a copy of the original unrecorded assignment of the Mortgage or Deed of Trust from Seller to "Bankers Trust Company of California, N.A. as Custodian or Trustee";

(e) documentation of all intervening mortgage assignments with evidence of recording thereon, sufficient to show a complete chain of assignment from the originator of the Mortgage Loan to the MCA Companies;

(f) any and all assumption, modification, written assurance or substitution agreements, where the terms or provisions of a Mortgage or Note have been modified or such Mortgage or Note have been assumed;

(g) the title insurance policy and preliminary policy, including all endorsements and/or riders, or until an original policy is received, a binding commitment to issue such a policy, which contains a legal description of the Mortgaged Property and which has been signed on the origination date by an authorized agent of the title insurer;

2.  Servicing File (using the Advanta Stacking Order as of July 1, 1995)

(a)  any primary credit insurance policy or certificate of insurance;

(b) all required hazard and flood insurance policies with respect to the Mortgage Property;

(c)  (the tax service contract, where applicable;

(d)  any Private Mortgage Insurance Certificate;

(e)  any guaranty(s), surety agreement(s), and/or survey(s);

(f)  any appraisals on the Mortgaged Property;

(g)  the completed loan application signed by the Mortgagor;

(h)  the signed mortgage loan settlement sheet;

(i) all employment, deposit and mortgage verifications, credit reports and reports and any other document relied upon in making the Mortgage Loan;

(j)  any Truth-In-Lending RESPA and ECOA related documents required by law;

(k)  all records, ledger cards and other documents relating to the Mortgage
     Loan;

(l)  LIW Loan information worksheet;

(m) Copies of all applicable transfer notifications i.e. borrower insurance, flood, hazard, PMI

(n) the original unrecorded assignment of the Mortgage or Deed of Trust from Seller to Bankers Trust Company of California, N.A, as Custodian or Trustee.

                                                                       EXHIBIT C


                           AUTHORIZED REPRESENTATIVES


              Reference is hereby made to the Amended and Restated Securitization Access Agreement, dated as of February 21, 1997 (the "Agreement"), among MCA Financial Corp., MCA Mortgage Corporation and Mortgage Corporation of America (collectively, the "MCA Companies"), Advanta Mortgage Conduit Services, Inc. and Advanta Mortgage Corp. USA:

              The following are the MCA Companies' Authorized Representatives for purposes of the Agreement:



Name                  Title            Specimen Signature
----                  -----            ------------------






              The following are the Buyer's Authorized Representatives for purposes of the Agreement:



Name                  Title            Specimen Signature
----                  -----            ------------------

Mark A. Casale        Vice-President,
                      Corporate Finance
                      Services



              The following are the Master Servicer's Authorized
Representatives for purposes of the Agreement:


Name                  Title            Specimen Signature
----                  -----            ------------------

Mark A. Casale        Vice President

                                                                       EXHIBIT D

                             APPLICABLE GUIDELINES

              (a) Each Mortgage Loan is secured by a closed-end mortgage, in first or second lien position, to A to D credit borrowers (as defined by Advanta Mortgage Conduit Services, Inc.), on single family 1-4 unit properties;

              (b) No less than 50% of any Pool will have been originated with A and B credit grades;

              (c) No ARM Pool will be more than 2% teased at origination calculated on a weighted average basis;

              (d)     Each ARM is in a first lien position;

              (e) Each ARM's interest rate will be tied to either 6 month LIBOR or 1 year CMT;

              (f) Each ARM will have a 2% periodic (per annum) and a minimum lifetime cap of 6%;

              (g) No more than 25% of any Pool will consist of 2 year fixed/1 year adjustable, 3/1 or 5/1 intermediate mortgages (Treasury based index); and

              (h)     No Mortgage Loan is a simple interest loan.

              (i) No more than 10% of any Pool will consist of loans with CLTVs in excess of 90% (without mortgage insurance from a carrier acceptable to the Master Servicer).

              (j) No less than 70% of each Pool will have been originated under a full documentation program.

              (k) No loan is more than 30 days contractually delinquent as of the securitization cut-off date.

                                                                       EXHIBIT E

                         REPRESENTATION AND WARRANTIES


                      (i) The information with respect to each Mortgage Loan set forth in the related Mortgage Loan Schedule is true and correct as of the Cut-Off Date.

                      (ii) All of the original or certified documentation required to be delivered to the Buyer, the Master Servicer or the Buyer's designee pursuant to the documentation requirements as set forth on the attached Exhibit B, with respect to each Mortgage Loan has been or will be delivered to the Buyer, the Master Servicer or the Buyer's designee, as required thereby. Each Mortgage Loan is documented on a note and mortgage form, with appropriate riders approved by Buyer.

                    (iii) Each Mortgage is a valid and existing first or second lien of record on the Mortgaged Property, (subject in the case of any Second Mortgage Loan only to a Senior Lien on such Mortgaged Property) and subject in all cases to the exceptions to title set forth in the title insurance policy, if any, with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and such other exceptions to which similar properties are commonly subject and which do not materially and adversely affect the benefits of the security intended to be provided by such Mortgage.

                      (iv) Immediately prior to the transfer and assignment herein contemplated, the related MCA Company held good, marketable, and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by such related MCA Company subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in clause (iii) or other liens which will be released simultaneously with such transfer and assignment and upon receipt of each Mortgage Loan, the Buyer will hold good, marketable, and indefeasible title to, and will be the sole owner of each Mortgage Loan, free and clear of any liens, charges, mortgages, encumbrances, or rights of others except as set forth in paragraph (iii) or any liens created by the Buyer.

                      (v) As of the related Cut-Off Date, no Mortgage Loan is thirty (30) or more days contractually delinquent, and no Mortgage Loan has been thirty (30) or more days contractually delinquent more than once during the twelve (12) months preceding the related Cut-Off Date, except for those loans Buyer reviews during due diligence and agrees to purchase with knowledge of delinquency; there is no valid and enforceable offset, defense or counterclaim to any Note or Mortgage, including the obligation of the related Mortgagor to pay the unpaid principal of or interest on such Note. Except for any such delinquencies, there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Note and no event which, with the passage of time or with notice and the expiration of any cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default breach, violation or event of acceleration.

                      (vi) There is no delinquent tax or assessment lien or mechanic's lien, or claim for work, labor, or material on any Mortgaged Property; there is no proceeding pending or threatened or currently occurring for the total or partial condemnation of any Mortgaged Property to the best of Seller's knowledge; each Mortgaged Property is free of substantial damage and is in good repair, except for those items specifically mentioned in the appraisal, or any applicable appraisal review of any mortgaged property.

                    (vii) Each Mortgage Loan at the time it was made, and the origination of such Mortgage Loan, complied in all material respects with all applicable local, state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act, the Real Estate Settlement Procedures Act, and other consumer protection laws, usury, equal credit opportunity, disclosure and recording laws. Any Mortgage Loan, and the origination thereof, which is subject to the "high cost or high fee mortgage" provisions of the Home Ownership and Equity Protection Act of 1994, complies with the requirements of such Act. No fraud was committed, nor was any material misrepresentation made, by any Person, including without limitation the related Mortgagor, in connection with the origination of such Mortgage Loan; each Mortgage Loan is a Qualified Mortgage and is a Qualifying Loan.

                   (viii) With respect to each Mortgage Loan, a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, in an amount at least equal to the Original Principal Amount of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the related Mortgage, as the case may be, subject only to exceptions of the character referred to in paragraph (iii) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Cut-Off Date such policy will be valid and thereafter such policy shall continue in full force and effect for the benefit of the Buyer and its assignees, in care of the Master Servicer.

                      (ix) Each Mortgaged Property is improved by a single (one-to-four) family residential dwelling, which may include condominiums and townhouses but shall not include cooperatives; the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together, in the case of a Second Mortgage Loan, with the outstanding principal balance of any Senior Liens), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the full insurable value of the Mortgaged Property.

                      (x) For all Mortgage Loans, there is in place a fully-paid life of loan flood certification from Pinnacle Data Corporation or another vendor approved by the Buyer, assigned in care of the Master Servicer, which provides for notification to the Master Servicer of changes in designated flood areas which would affect such Mortgage Loan; in addition, if any Mortgaged Property, as of the Cut-Off Date of the related Mortgage Loan, is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect for the benefit of the Buyer and its assignees, in care of the Master Servicer, with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together, in the case of a Second Mortgage Loan, with the outstanding principal balance of any Senior Liens), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973.

                      (xi) Each Mortgage and Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law). The maker of such Mortgage and Note had the legal capacity to execute such Mortgage and Note at the time such Mortgage and Note were executed.

                    (xii) MCA has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Master Servicer in any Insurance Policies applicable to any Mortgage Loans delivered by any Seller, including any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Buyer and its assignees in care of the Master Servicer.

                   (xiii) Interest on each Note is calculated in accordance with the actuarial method; the terms of each Note and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Buyer and which has been included in the related Mortgage File to be delivered to the Buyer. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule and has been approved by the primary mortgage guaranty insurer, if any.

                    (xiv) Except as otherwise required by law or pursuant to the statute under which the related Mortgage Loan was made, the related Note will not be secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage.

                      (xv) No Mortgage Loan will be originated under a buydown plan: no Mortgage Loan provides for negative amortization, has a shared appreciation feature, or other contingent interest feature; and as of the related Cut-Off Date, no Mortgage Loan had a Combined Loan-to-Value-Ratio or a Total Loan-to-Value Ratio in excess of the maximum for the related product type as set forth in the Seller's Applicable Guidelines, as amended by the Pool Parameters attached hereto as Exhibit D, unless Buyer acknowledges any such exception(s) through its due diligence, and agrees to purchase the Mortgage Loan based on the exception(s).

                    (xvi) Any advances made after the date of origination of a Mortgage Loan but prior to the Cut-Off Date, have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. No Note has been modified, except as reflected on the related Mortgage Loan Schedule, and evidence of any modification is in the related Mortgage File and has been supplied to the Buyer. The consolidated principal amount does not exceed the original principal amount of the related Mortgage Loan. No Note permits or obligates the Master Servicer, any sub-servicer or the Buyer or its assignees to make future advances to the related Mortgagor at the option of the Mortgagor.

                   (xvii) Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with, subject to any escrow hold-back for improvements pending completion. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid.

                   (xviii)   To the best of Seller's knowledge, all of the
improvements which were included for the purposes of determining the Appraised Value of any Mortgaged

Property lie wholly within the boundaries and building restriction lines of such Mortgaged Property, and are stated in the title insurance policy and affirmatively insured; no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

                    (xix) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Buyer or its assignees under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor.

                      (xx) With respect to each Second Mortgage Loan, either [A) no consent for such Mortgage Loan was required by the holder of the related Senior Lien prior to the making of such Mortgage Loan or (B) such consent has been obtained and is contained in the related Loan Servicing File.

                    (xxi) Each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the Mortgagee thereunder; each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. Subject to any statutory redemption rights of the Mortgagor, upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property, the holder of the Mortgage Loan will be able to deliver good and marketable title to the Mortgaged Property. To the best of Seller's knowledge, there is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose on the Mortgaged Property.

                   (xxii) No instrument of release or waiver has been executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if and, and which has been included in the related Mortgage File delivered to the Buyer.

                   (xxiii)   The maturity date of each Mortgage Loan which is a
Second Mortgage Loan is at least twelve (12) months prior to the maturity date of the related first mortgage loan if such first mortgage loan provides for a balloon payment.

                   (xxiv) Each Mortgage Loan has been originated in accordance with all required provisions of the Seller's Applicable Guidelines as amended by the Pool Parameters attached hereto as Exhibit D; a full appraisal was performed with respect to each Mortgage Loan in compliance with the applicable requirements set forth in the Applicable Guidelines. The fair market value of the related Mortgaged Property was at least as stated in the appraisal, as of the date thereof.

                    (xxv) As of the related Closing Date, to the best knowledge of the Seller, there does not exist on any Mortgaged Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation.

                   (xxvi) Each Mortgage Loan which is a First Mortgage Loan shall be covered by a valid and transferable tax service contract with Transamerica, or other vendors approved by the Buyer in its sole discretion.

                   (xxvii)   No mortgage reconveyance, release, satisfaction or
trustee fees have been collected by Seller or paid by any Mortgagor. In addition, if there is, in Buyer's reasonable judgment, a documentation problem that would make reconveyance of satisfaction difficult, cumbersome or expensive to the Buyer, then MCA or it's designee shall at the Buyer's request complete the reconveyance of satisfaction of the Mortgage, including the recordation of the necessary documentation, at MCA's sole cost and expense.

                 (xxviii)    The Mortgage Loan is not in default, and all
Monthly Payments due prior to the related Cut-Off Date and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents have been paid, to the best knowledge of the Seller. The Seller has not advanced funds, or induced or solicited any advance of funds by a party other than the Mortgagor directly or indirectly, for the payment of any amount required by the Mortgage Loan. The collection practices used by each entity which has serviced the Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage servicing business. With respect to escrow deposits and payments in those instances where such were required, there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made and no escrow deposits or payments or other charges or payments have been capitalized under any Mortgage or the related Mortgage Note.

                                                                       EXHIBIT F

                                FORM OF OPINION


__________, 1997

To:      The Addresses identified on "Schedule I" attached hereto

Ladies and Gentlemen:

         I am general counsel to each of MCA Financial Corp., a Michigan corporation ("MCA Financial"), MCA Mortgage Corporation, a Michigan corporation ("MCA Mortgage") and Mortgage Corporation of America, a Michigan corporation ("MCA"), and have acted as such in connection with the execution and delivery of the following agreements:

         1. The Amended and Restated Securitization Access Agreement among MCA Financial, MCA, MCA Mortgage (collectively, the "MCA Companies"), Advanta Mortgage Conduit Services, Inc. ("Advanta Conduit") and Advanta Mortgage Corp. USA ("Advanta Mortgage"), amended as of February 21, 1997;

         2. The Master Commitment for Corporate Finance Relationships by and among the MCA Companies, Advanta Conduit and Advanta Mortgage dated as of November 1, 1996.

         3. The Mutual Confidentiality Agreement among the MCA Companies and Advanta Conduit dated as of February 21, 1997.

         4. The Multi-Party Security Agreement by and among Advanta Mortgage, Advanta Conduit, MCA Financial and Bankers Trust Company of California dated as of February 21, 1997.

         The foregoing documents are sometimes collectively referred to below as the "Documents", and any one of them is sometimes referred to below as a "Document".

         All capitalized terms herein not otherwise defined herein shall have the respective meanings set forth in the Amended and Restated Securitization Access Agreement and the Master Commitment.

         In rendering the opinions set forth herein, I have (i) examined executed copies of the Documents; (ii) examined originals or photostatic or certified copies of all such corporate records of each of the MCA Companies, and such certificates of public officials, certificates of corporate officers, and other documents, records financial statements and papers and have made such inquiries of officers, employees and representatives of each of the MCA Companies as I have deemed appropriate and necessary as a basis for the opinions hereinafter expressed, and I have further assumed the truth, accuracy and completeness of all information provided to me by such persons; (iii) assumed the genuineness of all signatures (other than those of the officers of each of the MCA Companies affixed to the Documents) and the authenticity of all documents submitted to me as originals and the conformity to original documents of all documents submitted to me as certified or photostatic copies; and (iv) assumed the due execution and delivery, pursuant to the due authorization, of each of the Documents by each of the respective parties (other than each of the MCA Companies) to each such Document.

Persons on Attached Schedule 1
January __, 1997
Page 7


         I am qualified to practice law only in the State of Michigan, and I am not expert in and express no opinion as to the laws of other jurisdictions other than the federal law of the United States. In rendering the above opinions, I have assumed that the state law(s) applicable to the Documents and under which the same are to be construed is identical in all material respects to the law of the State of Michigan. Furthermore, the opinions expressed herein do not purport to opine as to applicable state "Blue Sky" laws, legal investment laws, or other state or federal laws pertaining to any securities law issues and securities matters relating to the transactions described in the Documents.

         Based upon the foregoing, and subject to the other qualifications stated herein, I am of the opinion that:

         1. Each of the MCA Companies is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan.

         2. Each of the MCA Companies is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and has all licenses and qualifications necessary to carry on its business as now being conducted and to perform its obligations hereunder; the MCA Companies have the power and authority to execute and deliver this Agreement and to perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement (including any Conveyance Agreement and any other instruments of transfer to be delivered pursuant to this Agreement) by the MCA Companies and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and do not violate the organization documents of the MCA Companies, contravene or violate any law or regulation applicable to the MCA Companies or contravene, violate or result in any breach of any provision of, or constitute a default under, or result in the imposition of any lien on any assets of the MCA Companies pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking to which any MCA Company is a party or which purports to be binding upon Seller or any of Seller's assets; this Agreement evidences the valid and binding obligation of any MCA Company enforceable against each MCA Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

         3. All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the execution and delivery by the MCA Companies of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement on the part of the MCA Companies and the performance by the MCA Companies of their respective obligations under this Agreement;

         4. There is no action, suit, proceeding or investigation pending or, to the best of the MCA Companies' knowledge, threatened against any MCA Company which, either in

Persons on Attached Schedule 1
January __, 1997
Page 8

any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of any MCA Company or in any material impairment of the right or ability of any MCA Company to carry on its business substantially as now conducted, or in any material liability on the part of any MCA Company or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of any MCA Company contemplated herein, or which would be likely to impair the ability of any MCA Company to perform under the terms of this Agreement;

         5. Each of the MCA Companies is not in default with respect to any mortgage, indenture, contract, agreement or other undertaking to which any MCA Company is a party or which purports to be binding upon Seller or any of Seller's assets, or with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of any MCA Company or its properties or might have consequences that would adversely affect its performance hereunder;

         6. The execution and delivery of each of the Documents to which each of the MCA Companies is a party, and its respective performance of its obligations thereunder, will not (i) require any action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of Uniform Commercial Code financing statements), or (ii) contravene, or constitute a default under, any provision of applicable law or regulation or of its Certificate (or Articles) of Incorporation or Bylaws or of any agreement, judgment, injunction, order, decree or other instrument binding upon such company.

         The foregoing opinions are being rendered for the benefit only of the Addressees listed on the attachment and may not be disclosed to, quoted to or relied upon by any other person or entity without the prior written consent of the undersigned.

                            Very truly yours,


                            ----------------------
                            Title:  General Counsel

Persons on Attached Schedule 1
January __, 1997
Page 9

                                   SCHEDULE 1


Advanta Mortgage Corp. USA
500 Office Center Drive
Suite 400
Fort Washington, PA  19034

Advanta Mortgage Conduit Services, Inc.
16875 West Bernardo Drive
San Diego, CA  92127

                                                                       EXHIBIT G

                     FORM OF SYNTHETIC RESIDUAL CERTIFICATE

                 This Synthetic Residual Certificate (this "Certificate") has been issued in accordance with Section 9(d) of the Amended and Restated Securitization Access Agreement amended as of February 21, 1997 (the "Securitization Access Agreement") by and among MCA Financial Corp. (the "Seller"), MCA Mortgage Corporation, and Mortgage Corporation of America, Advanta Mortgage Conduit Services, Inc. (the "Buyer") and Advanta Mortgage Corp. USA (the "Master Servicer"). This Certificate is the Synthetic Residual Certificate referenced in Section 2 of the Multi-Party Security Agreement dated as of February 21, 1997 (the "Security Agreement") by and among the Buyer, the Master Servicer (the Buyer and the Master Servicer together are referred to herein as the "Pledgors"), MCA Financial Corp. and Bankers Trust Company of California, N.A., as trustee. Unless otherwise indicated, terms used herein but not defined shall have the respective meanings given to such terms in the Securitization Access Agreement.

                 This Certificate evidences the secured corporate obligation of the Pledgors to pay the Residual Excess Servicing amounts to the Seller as required by Section 9(d) of the Securitization Access Agreement. To secure such obligation, the Pledgors have granted a security interest in the Collateral (as such term is defined in the Security Agreement) to the Seller pursuant to the Security Agreement. This Certificate does not represent any direct ownership interest in any Mortgage Loans.

                 THIS CERTIFIES THAT MCA Financial Corp. is the owner of this Certificate. This Certificate is not transferrable.

                 IN WITNESS WHEREOF, the Pledgors have caused this Certificate to be signed, manually or in facsimile by its authorized officer.

Dated:  February 21, 1997

                                        ADVANTA MORTGAGE CONDUIT
                                          SERVICES, INC.

                                        By:
                                           ----------------------
                                        Name:
                                        Title:

                           ADVANTA MORTGAGE CORP. USA

                                        By:
                                           ----------------------
                                        Name:
                                        Title:

                                                                EXHIBIT H





==============================================================================




                         MULTI-PARTY SECURITY AGREEMENT


                                  By and Among


                    ADVANTA MORTGAGE CONDUIT SERVICES, INC.,


                          ADVANTA MORTGAGE CORP. USA,


                              MCA FINANCIAL CORP.

                                      and

                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                   as Trustee



                         Dated as of February 21, 1997





==============================================================================

                         MULTI-PARTY SECURITY AGREEMENT


                 This Multi-Party Security Agreement (this "Agreement"), dated as of February 21, 1997 by and among ADVANTA MORTGAGE CONDUIT SERVICES, INC. ("Advanta Mortgage Conduit"), ADVANTA MORTGAGE CORP. USA ("Advanta Mortgage Corp.", together with Advanta Mortgage Conduit, the "Pledgors"), MCA FINANCIAL CORP. (the "Secured Party") and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as trustee (the "Trustee").

                 NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereto agree as follows:

                 Section 1. Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings when used in this Agreement:

         "Collateral" means the Pledgors' rights to receive payments of Residual Excess Servicing in connection with each and every Securitized Loan Pool.

         "Securitization Access Agreement" means the Amended and Restated Securitization Access Agreement amended as of February 21, 1997 by and among the Secured Party, MCA Mortgage Corporation, Mortgage Corporation of America and the Pledgors, as amended from time to time.

Capitalized terms used and not otherwise defined herein shall for all purposes of this Agreement have the respective meanings specified therefor in the Securitization Access Agreement.

                 Section 2.  Pledge and Security.

                 Each Pledgor hereby pledges all of its respective right, title, and interest in and to, and grants a first lien on, and security interest in, the Collateral to the Secured Party to secure the obligation of the Pledgors to make payments of Deferred Premium Payments to the Secured Party in accordance with Section 9(d) of the Securitization Access Agreement, which obligation is evidenced by the Synthetic Residual Certificate in the form of
Exhibit I to the Securitization Access Agreement.

                 Section 3.  Financing Statement.

                 The Pledgors covenant that, on the date of execution of this Agreement, the Pledgors shall cause to be filed a financing statement (Form UCC-1) with the Secretary of State of California to perfect by filing thereof the security interest in the Collateral granted by the Pledgors herein. The Pledgors covenant to file in other jurisdictions upon the reasonable request of the MCA Companies.

                 Section 4. Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

                 (a) Failure of the Pledgors to make any payment of Deferred Premium Payments, owing to the Secured Party under Section 9(d) of the Securitization Access Agreement, to the Secured Party which failure is not remedied within five Business Days after written notice to the Pledgors thereof.

                 (b) The filing against either Pledgor of a petition for liquidation, reorganization, arrangement or adjudication as a bankrupt or similar relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or of any foreign jurisdiction as to which such Pledgor fails to secure dismissal within 60 days of such filing. Appointment of a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of either Pledgor or of any substantial part of its property, the ordering of the winding-up or liquidation of its affairs, or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of either Pledgor in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect.

                 (c) Commencement by either Pledgor of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by either Pledgor to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of either Pledgor or of any substantial part of its property, or the making by either Pledgor of any general assignment for the benefit of creditors, or the failure of either Pledgor generally to pay its debts as such debts become due, or the taking of corporate action by either Pledgor in furtherance of any of the foregoing.

                 Section 5. Remedy Upon Default. Upon the happening of one or more Events of Default, the Secured Party may give written notice to the Trustee stating the date and the nature of the Event of Default, and identifying the appropriate Advanta Trust or Trusts relating to the Securitized Loan Pools. The Secured Party shall have the right to direct the Trustee to make all further payments of Residual Excess Servicing and Deferred Premium Payments due to it under Section 9(d) of the Securitization Access Agreement directly from the Certificate Account into an account designated by the Secured Party in such notice, before payments may be made to the Pledgors under the terms of the Securitization Access Agreement. The parties hereto agree that, upon the happening of one or more Events of Default and notice to the Trustee, the Trustee shall calculate the amounts, if any, owed by the Pledgors to the Secured Party pursuant to Section 9(d) of the Securitization Access Agreement and shall pay any and all such amounts from the Residual Excess Servicing related to the Securitized Loan Pools that would otherwise be payable to either Pledgor directly to the account of the Secured Party as identified by the Secured Party from time to time to the Trustee. The Pledgors and the Secured Party acknowledge that the Secured Party has no recourse against the Collateral upon the happening of an Event of Default, other than as described in this
Section 5.

                 Section 6. Trustee's Duties. (a) The Trustee (i) undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee and (ii) in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished pursuant to and conforming to the requirements of this Agreement.

                 (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                 (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                 (ii) the Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                 (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Secured Party or the Pledgors or relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement, provided, that, any such action taken
                          or omission taken is consistent with the terms of this Agreement.

                 Additionally, the Trustee is permitted to rely and shall be protected in acting or refraining from acting upon any certificates, statement, instrument opinion, report, request, direction, consent, order, bond, note, notices, or other paper or document delivered hereunder believed by it to be genuine and to have been signed or presented by the proper party or parties.

                 (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                 (d) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                 (e) The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.

                 (f) The Pledgors agree to indemnify the Trustee, and its officers, directors, employees and agents and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable legal fees and expenses), that may be imposed on, incurred by or asserted against the Trustee in any way relating to or arising out of this Agreement or any action taken by the Trustee pursuant to this Agreement, unless such liabilities, obligations, losses, expenses, legal fees or disbursements were imposed on, incurred by, or asserted against the Trustee as a result of the Trustee's own negligence or bad faith or willful misconduct. The foregoing indemnification shall survive any termination of this Agreement or the resignation of or removal of the Trustee.

                 Section 7. Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given when received by the other party or parties at the address shown below, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

                 If to the Pledgors:

                          Mark A. Casale
                          Advanta Mortgage Corp. USA
                          500 Office Center Drive
                          Suite 400
                          Fort Washington, PA 19034

                                  Telecopy: (215) 444-4743


                 If to the Secured Party:

                          MCA Financial Corp.
                          23999 Northwestern Highway
                          Suite 101
                          Southfield, MI 48075


                                  Telecopy: 810-358-4639


                 If to the Trustee:

                          Bankers Trust Company of California, N.A.
                          3 Park Plaza, 16th Floor
                          Irvine, CA 92714

                                  Telecopy: (714) 253-8289

                 Section 8. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                 Section 9. Assignment; Successors and Assigns. No party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties, except as otherwise set forth in this Agreement. This Agreement shall be binding upon the successors and assigns of the parties hereto.

                 Section 10. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

                 Section 11. Amendment. This Agreement may be amended from time to time by the parties hereto only by a written instrument executed by such parties.

                 Section 12. Governing Law; Agreement Constitutes Security Agreement. This Agreement is intended by the parties hereto to be governed by, and construed in accordance with, California law, without regard to conflict of laws rules applied in California, and to constitute a security agreement within the meaning of the California Uniform Commercial Code.

                 IN WITNESS WHEREOF, the parties have executed this MULTI-PARTY SECURITY AGREEMENT as of the day and year first above written.


                    ADVANTA MORTGAGE CONDUIT SERVICES, INC.



                                  By:
                                     --------------------------
                                     Name:
                                     Title:


                                  ADVANTA MORTGAGE CORP. USA



                                  By:
                                     ---------------------------
                                     Name:
                                     Title:


                                  MCA FINANCIAL CORP.



                                  By:
                                     ---------------------------
                                     Name:
                                     Title:


                           BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee



                                  By:
                                     ----------------------------

                                     Name:
                                     Title:

                                                                  EXHIBIT I

                        MUTUAL CONFIDENTIALITY AGREEMENT


                 THIS CONFIDENTIALITY AGREEMENT ("Agreement") is entered into this 21 day of February, 1997, by and among MCA Financial Corp. ("MCA CORP"), MCA Mortgage Corporation of America ("MCA Mortgage") and Mortgage Corporation of America ("MCA America" together with MCA CORP and MCA Mortgage, "MCA"), Advanta Mortgage Conduit Services, Inc. ("CONDUIT").

                 WHEREAS, MCA and CONDUIT are contemplating entering into a Master Commitment for Corporate Finance Relationships, the Amended and Restated Securitization Access Agreement and the Multi-Party Security Agreement (the "Conduit Agreements").

                 WHEREAS, during the course of this arrangement, CONDUIT may give MCA access to, or MCA may learn about various information and material relating to the financial status, marketing strategies, business practices, products, customers, potential customers, procedures, methods, models, materials, technical knowledge and the like of CONDUIT, its affiliates and subsidiaries (the "Confidential Data") all of which CONDUIT considers to be of a proprietary nature and MCA may give CONDUIT access to, or CONDUIT may learn about various information and material relating to the financial status, marketing strategies, business practices, products, customers, potential customers, procedures, methods, models, materials, technical knowledge and the like, which MCA considers to be of a proprietary nature and all of which are referred to herein as "Confidential Data."

                 WHEREAS, MCA and CONDUIT agree that the Conduit Agreements and this Agreement are confidential arrangements (the "Confidential Agreements") that may not be disclosed to any third parties except as provided below.

                 NOW, THEREFORE, intending to be legally bound hereby, MCA and CONDUIT agree as follows:

                 (1)      All Confidential Data shall be deemed proprietary.

                 (2) Each party acknowledges that Confidential Data is considered proprietary and acknowledges that the unauthorized use or disclosure of any Confidential Data could be detrimental to the other party.

                 (3) No party shall distribute, disclose or convey to third parties any Confidential Data without the prior written approval of the other Party.

                 (4) Except to each party's respective attorneys, accountants and other agents and except, where disclosure is required by governmental or regulatory authorities or in connection with any due diligence conducted by any potential purchaser of MCA or any potential purchaser of CONDUIT or their respective affiliates, MCA and CONDUIT agree to keep the terms and conditions of the Confidential Agreements confidential and not to disclose the terms and conditions to any third parties, unless agreed to by both parties in writing; provided, however, that (a) MCA may disclose the Confidential Agreements in order to maintain or obtain a warehouse line of credit or if such disclosure is directly in connection with capital raising activities and (b) CONDUIT may disclose the general terms hereof to any third party without disclosing the identity of MCA in connection therewith.

                 (5)      Each party agrees that:

               a. Only employees, with a defined "need to know" basis shall be granted access to any Confidential Data;

               b. No party shall distribute, disclose or convey Confidential Data to any consultant or subcontractor, except upon prior written approval of the other party;

               c. Each party shall protect the confidentiality of the Confidential Data of the other party in the same manner in which it protects the confidentiality of its own proprietary and confidential data of like kind. Access to the Confidential Data shall be restricted to those engaged in a use permitted hereby;

               d. No party shall copy or reproduce any Confidential Data, except as necessary to complete the scope of its work in providing services to the other;

               e. All Confidential Data made available to each party, including copies thereof, shall be returned upon the earlier of the completion of the scope of work identified above or a request of the other party;

               f. Nothing is this Agreement shall prohibit or limit the parties use of information (including, but not limited to, financial data and financial strategies and methodologies), (i) previously known to it, (ii) acquired by it from a third party which is not under an obligation not to disclose such information, or (iii) which is or becomes publicly available through no breach of this Agreement; and

               g. No party shall make use of any of the Confidential Data for its own independent benefit.

                 (6) Each party agrees that, should a third party request it to submit Confidential Data pursuant to a subpoena, summons, search warrant, court or governmental order, the party receiving the subpoena (the "Subpoenaed Party") will notify the other Party promptly upon receipt of such request. If the other party objects to the release of the Confidential Data, the Subpoenaed Party will permit counsel chosen by the other party to represent the Subpoenaed Party in order to resist release of the Confidential Data. The other party will pay the Subpoenaed Party for any reasonable expenses incurred by the Subpoenaed Party in connection with resisting the release of the Confidential Data.

                 (7) Each party acknowledges and agrees that any violation of the terms of this Agreement relating to the disclosure, dissemination or use of Confidential Data of the other party or the terms and provisions of the Confidential Agreement may result in irreparable injury and damage to the other party that may not be adequately compensable in money damages, and for which the other party will have no adequate remedy at law. Each party therefore consents and agrees that the other party may obtain injunctions, orders or decrees as may be necessary to protect such Confidential Data or the terms and provisions of the Confidential Agreements, which rights shall be cumulative and in addition to any other rights or remedies to which the other party may be entitled.

                 (8) All the terms, rights, duties and conditions contained in this Agreement shall merge into any future agreement between the parties. In the event that any specific terms of any future agreement between the parties regarding confidentiality directly conflicts with the terms of this Agreement, such future agreement's terms shall supersede the terms herein.

                 (9) This Agreement is binding on the parties and their successors and assigns, and is provisions may be waived or modified by written agreement of the parties.

                 (10) This Agreement is executed and delivered in California, and shall be governed by the laws of the State of California.

                 IN WITNESS WHEREOF, the parties have hereto caused this Mutual Confidentiality Agreement to be duly executed by their respective officers, all as of the day and year first above written.


MCA MORTGAGE CORPORATION




By:      -----------------------------------
         Name:
               -----------------------------
         Title:
               -----------------------------

MCA FINANCIAL CORP.



By:      ----------------------------------
         Name:
               ----------------------------
         Title:
               ----------------------------


MORTGAGE CORPORATION OF AMERICA




By:      ----------------------------------
         Name:
         Title:


ADVANTA MORTGAGE CONDUIT SERVICES, INC.




By:      ---------------------------------
         Name:
         Title: